                                                                    EXHIBIT 21.1

                              List of Subsidiaries

AIMCO LA QRS, Inc. (DE)
AIMCO GP LA, L.P. (DE)
AIMCO LP LA, L.P. (DE)
7400 Roosevelt Corp. (MA)
AIMCO/Beacon Hill, Inc. (DE)
AIMCO/Bethesda Holdings Acquisitions II, Inc. (DE)
AIMCO/Blossomtree, Inc. (DE)
AIMCO/Brant Rock, Inc. (DE)
AIMCO Calhoun, Inc. (DE)
AIMCO Capital Corporation (DE)
AIMCO/Colonnade, Inc. (DE)
AIMCO/Foothills, Inc. (DE)
AIMCO/Fox Bay, Inc. (DE)
AIMCO/Foxtree, Inc. (DE)
AIMCO/Freedom Place, Inc. (DE)
AIMCO/Grovetree, Inc. (DE)
AIMCO/Hazeltree, Inc. (DE)
AIMCO/Hiddentree, Inc. (DE)
AIMCO Holdings QRS, Inc. (DE)
AIMCO IGA, Inc. (DE)
AIMCO/IPT, Inc. (DE)
AIMCO/Islandtree, Inc. (DE)
AIMCO LJ Tucson, Inc. (DE)
AIMCO/Olmos, Inc. (DE)
AIMCO/Orchidtree, Inc. (DE)
AIMCO/OTC QRS, Inc. (DE)
AIMCO/Pine Creek, Inc. (DE)
AIMCO/Polo Park, Inc. (DE)
AIMCO Properties Finance Corp. (DE)
AIMCO/Quailtree, Inc. (DE)
AIMCO/Rivercrest, Inc. (DE)
AIMCO/Sand Castles, Inc. (DE)
AIMCO/Sand Pebble, Inc. (DE)
AIMCO/Shadetree, Inc. (DE)
AIMCO/Shadow Lake, Inc. (DE)
AIMCO/Silktree, Inc. (DE)
AIMCO/Surrey Oaks, Inc. (DE)
AIMCO/Tall Timbers, Inc. (DE)
AIMCO/The Hills, Inc. (DE)
AIMCO/Timbertree, Inc. (DE)
AIMCO/Twinbridge, Inc. (DE)
AIMCO/Wickertree, Inc. (DE)
AIMCO/Wildflower, Inc. (DE)
AIMCO/Windsor Landing, Inc. (DE)
AIMCO/Woodhollow, Inc. (DE)
AIMCO/Wydewood, Inc. (DE)

AIMCO/Yorktree, Inc. (DE)
AIMCO-GP, Inc. (DE)
AIMCO-LP, Inc. (DE)
A.J. One, Inc. (DE)
A.J. Two, Inc. (DE)
Ambassador I, Inc. (DE)
Ambassador II, Inc. (DE)
Ambassador IV, Inc. (DE)
Ambassador V, Inc. (DE)
Ambassador VI, Inc. (DE)
Ambassador VII, Inc. (DE)
Ambassador VIII, Inc. (DE)
Ambassador IX, Inc. (DE)
Ambassador X, Inc. (DE)
Ambassador XI, Inc. (DE)
Ambassador Florida Partners, Inc. (DE)
Ambassador Texas, Inc. (DE)
AmReal Corporation (SC)
AmReal Realty, Inc. (SC)
Angeles Acceptance Directives, Inc. (DE)
Angeles Investment Properties, Inc. (CA)
Angeles Properties, Inc. (CA)
Angeles Realty Corporation (CA)
Angeles Realty Corporation II (CA)
Angeles Securitization Corporation (DE)
Bent Tree VI Corporation (MD)
Brampton Corp. (CT)
C-O Corporation (MD)
Calmark/Fort Collins, Inc. (CA)
Capital Commercial, Inc. (MD)
Carriage AP X, Inc. (MI)
Casa del Mar, Inc. (FL)
CCP/III Village Green GP, Inc. (SC)
CCP/IV Briar Bay GP, Inc. (SC)
Century Stoney Greens, Inc. (CA)
Colony of Springdale Properties, Inc. (TX)
ConCap CCP/IV River's Edge Properties, Inc. (TX)
ConCap CCP/IV Stratford Place Properties, Inc. (TX)
ConCap Equities, Inc. (DE)
ConCap Holdings, Inc. (TX)
Congress Realty Corp. (MA)
CPF 16 Landings GP, Inc. (SC)
CPF XIV/St. Charleston, Inc. (NV)
CPF XIV/Sun River, Inc. (AZ)
CPF XIV/Torrey Pines, Inc. (NV)
CPF XV/Lakeside Place, Inc. (TX)
Cragin Service Corporation (IL)
CRC Congress Realty Corp. (MA)

CRC Scotch Corp. (MA)
CRPTEX, Inc. (TX)
D-O Corporation (MD)
Davidson Diversified Properties, Inc. (TN)
Davidson Growth Plus GP Corporation (DE)
Davidson Properties, Inc. (TN)
East Windsor 255, Inc. (DE)
Fox Capital Management Corporation (CA)
Fox Strategic Housing Income Partners, Inc. (CA)
GP Services III, Inc. (DE)
GP Services IV, Inc. (SC)
GP Services IX, Inc. (SC)
GP Services V, Inc. (SC)
GP Services VI, Inc. (SC)
GP Services VIII, Inc. (SC)
GP Services XI, Inc. (SC)
GP Services XII, Inc. (SC)
GP Services XIII, Inc. (SC)
GP Services XIV, Inc. (SC)
GP Services XV, Inc. (SC)
GP Services XVI, Inc. (SC)
GP Services XVII, Inc. (SC)
GP Services XVIII, Inc. (SC)
GP Services XIX, Inc. (SC)
Granada AIPL 6, Inc. (TX)
Heritage Park Investors, Inc. (CA)
Heritage Park/MRA, Inc. (CA)
Holbrook Enterprises, Inc. (IL)
Hunters Run Properties Corporation (GA)
IAP GP Corporation (DE)
IFT Financing I (DE)
IH Inc. (DE)
IPGP, Inc. (DE)
Lakewood AOPL, Inc. (TX)
MAE California, Inc. (DE)
MAE Delta, Inc. (DE)
MAE Investments, Inc. (DE)
MAE Ventures, Inc. (DE)
MAE-JMA, Inc. (DE)
MAERIL, Inc. (DE)
National Corporation for Housing Partnerships (DC)
National Property Investors, Inc. (DE)
NCHP Development Corp.
Neighborhood Reinvestment Resources Corporation (IL)
NHP Acquisition Corporation (DE)
NHP-HDV Four, Inc. (DE)
NHP-HDV Seven, Inc. (DE)
NHP-HDV Eight, Inc. (DE)

NHP-HDV Nine, Inc. (DE)
NHP-HDV 21, Inc. (VA)
NHP-HG, Inc. (VA)
NHP-HG III, Inc. (VA)
NHP-HG Four, Inc. (VA)
NHP-HG Five, Inc. (VA)
NHP-HG Twelve, Inc. (DE)
NHP-HS, Inc. (DE)
NHP-HS Two, Inc. (DE)
NHP-HS Five, Inc. (DE)
NHP-HS Six, Inc. (DE)
NHP Multi-Family Capital Corporation (DC)
NHP Real Estate Corporation (DE)
NHP Real Estate Securities, Inc. (DC)
NHP Ridgewood, Inc. (DE)
NPI Equity Investments II, Inc. (FL)
NPI Equity Investments, Inc. (FL)
OAC Investment, Inc. (MD)
Oxford Apartment Company, Inc. (MD)
Oxford Equities Corporation III (DE)
NPI III Pinetree, Inc. (NC)
Pershing-Waterman Phase I, Inc. (MO)
Plainview GP, Inc. (DE)
PRA, Inc. (GA)
Rescorp Development, Inc. (IL)
Ridge Carlton Corp. (MA)
SAHF Funding Corp. (DE)
Scandia V Corporation (MD)
Scotch Lane Corp. (MA)
SF General, Inc. (DE)
Shelter Realty Corporation (SC)
Shelter Realty II Corporation (SC)
Shelter Realty III Corporation (SC)
Shelter Realty IV Corporation (SC)
Shelter Realty V Corporation (SC)
Shelter Realty VI Corporation (SC)
Shelter Realty VII Corporation (SC)
Sturbrook Investors, Inc. (CA)
Summerwalk GP, Inc. (SC)
Tennessee Trust Company (TN)
Tenntruco, Inc. (NC)
U.S. Realty I Corporation (SC)
United Investors Real Estate, Inc. (DE)
Vista APX, Inc. (TX)
Wilbur and Company, Inc. (DE)
ZIMCO Corporation I (MD)
ZIMCO Corporation II (MD)
ZIMCO Corporation III (MD)

ZIMCO/Abington Corporation (MD)
ZIMCO/Abington II Corporation (MD)
ZIMCO/Bethel Corporation IX (MD)
ZIMCO/Blue Ash Corporation (MD)
ZIMCO/Chantilly Corporation (MD)
ZIMCO/Cincinnati Corporation XII (MD)
ZIMCO/Couch Corporation (MD)
ZIMCO/Dayton Corporation X (MD)
ZIMCO/Deercross Corporation (MD)
ZIMCO/Delta Square Corporation (MD)
ZIMCO/Fayette Corporation (MD)
ZIMCO/Fisherman's Village Corporation (MD)
ZIMCO/Gwynedd Corporation (MD)
ZIMCO/Home Corporation (MD)
ZIMCO/Longwood Corporation (MD)
ZIMCO/Melbourne Corporation (MD)
ZIMCO/Monroe Corporation XI (MD)
ZIMCO/North Point Corporation (MD)
ZIMCO/Pebble Point Corporation (MD)
ZIMCO/Reddman Corporation (MD)
ZIMCO/Runaway Bay Corporation XIII (MD)
ZIMCO/Seminole Corporation (MD)
ZIMCO/Trinity Corporation (MD)
ZIMCO/Wind Drift Corporation (MD)
ZIMCO/Windridge Corporation (MD)
ZIMCO/Woods Edge Corporation (MD)
AIMCO/ Bethesda Holdings, Inc. (DE)
NHP Management Company (DC)
1212 South Michigan
5 Mile Limited Partnership (MI)
711 West Casino Associates (WA)
735 Willoughby Avenue Company
Abington Corporation (MD)
Abington II Corporation (MD)
AIMCO Equity Services, Inc. (VA)
AIMCO Colorado Residential Group, Inc. (CO)
AIMCO Hospitality Management Group, Inc. (DE)
AIMCO Investment Services, Inc. (DE)
AIMCO Residential Group of Alabama, Inc. (DE)
AIMCO Residential Group of California, Inc. (DE)
AIMCO of Florida, Inc. (FL)
AIMCO Residential Group, L.P. (DE)
AIMCO Residential Group of Texas, Inc. (DE)
AIMCO/Bethesda Holdings Acquisitions, Inc. (DE)
AIMCO/NHP Holdings, Inc. (DE)
AIMCO/NHP Properties, Inc. (DE)
Alaska House Associates (WA)
Allegheny Associates

Allison Village Associates
Alms Hill II Limited
Alpine Company Ltd.
Alpine II Company Ltd.
Anderson Oaks Limited Partnership(WA)
Apartment CCG 17, L.P. (CA)
Apartment CCG 17, L.L.C. (SC)
Apartment CCG 17, Inc. (CA)
Apartment Creek 17 A, L.L.C. (CO)
Apartment CRK 17, L.P. (CA)
Apartment LDG 17, Inc. (CA)
Apartment LDG 17, L.P. (CA)
Apartment Lodge 17, L.L.C. (SC)
Apartment Lodge 17 A, L.L.C. (CO)
Apartment Lodge 17, L.P. (CA)
Aptek Maintenance Services Company LLC (DE)
Aptek Management Company LLC (DE)
Arch-Way Ltd
Argus Land Company, Inc. (AL)
Arizona Development Partners (MA)
Athens Gardens Ltd
Athens Station, Ltd
Atlanta Shallowford Associates, LP (GA)
Atrium Village Associates
Avon Development Company (PA)
Banning Villa (CA)
Bannock Arms Apartments
Barnett Plaza Ltd
Bellerive Associates Limited
Bent Tree III Corporation (MD)
Bethel Columbus Corporation (MD)
Bethlehem Development Company
Birchfield Associates
Blackhawk Hills Associates
Blanchard Apts
Bluefield Associates
Bluff Estate II
Bluff Estates Limited
Brentwood Manor, Ltd.
Briarwood Member, Inc. (DE)
Brighton Meadows Associates (IN)
Broad Street Management, Inc. (OH)
Broadleaf Manor Associates (NV)
Broadway Associates
Broadway Glenn Associates
Broadway Plaza Associates
Buckannon Manor Associates
Bulldogger Housing Associates (OK)

Burnsville Apartments Limited Partnership (MN)
Calmark Heritage Park, L.P. (CA)
Calmark Heritage Park III, L.P. (CA)
Cambridge Manor Corporation (CT)
Cameron/OA Corporation (MD)
Cameron-Oxford Corporation (MD)
Canyon Terrace Inc. (DE)
Capital Heights Associates
Carolina Associates Limited
Carriage House Apartments Limited Partnership (VA)
Cascade Associates, Ltd
Cascadian Apartments (WA)
Catwil Liquidating Trust
Cayuga Village Associates (NY)
Central Park Towers (KS)
Central Park Towers II (KS)
Century Hill Creste Apartment Investors, L.P. (CA)
CHA Properties, Inc. (DE)
Charney Associates Ltd Partnership (WA)
Childress Manor Associates
Cider Mills Associates
Cincinnati Corporation (MD)
Clayton Associates Limited (WA)
Cloverlane III Corporation (MD)
Cloverlane Four Corporation (MD)
Coastal Commons Limited Partnership (SC)
Colchester Stage II Company (MI)
Cold Harbor Limited Partnership (VA)
College Trace Apartments Ltd (FL)
Colony House Apartments Ltd (CA)
Combined Properties Ltd
Commencement Terrace Associates (WA)
Compleat Resource Group, Inc. (DE)
ConCap CCP/IV Residential, Inc. (TX)
Conifer Bedford 116, A Limited Partnership
Conifer Medford (P.R.)
Conifer Wenatchee Apartments (WA)
Continental Apartments (MI)
Continental Plaza Limited Partnership (IL)
Continental Plaza Associates Limited Partnership (IL)
Creekside Inc. (DE)
Creekside Investment Company (ID)
Crestview Apartments Company (WA)
Cumberland Apartments
Cypress Housing Associates Ltd (WA)
Dallas Glen Oaks Associates, L.P.
Damen Court Associates
DAYCO I Corporation (MD)

Dayton III Corporation (MD)
Daytona Village, Ltd (OH)
DBL Airport Valley, L.P.
DBL Properties Corporation (NY)
Decatur Arms, Limited Partnership (NV)
Deer Grove Associates
DEK Associates
Delta Associates, Ltd (WA)
Delta Park Investment Company (UT)
Deshler Apartment Associates (NY)
Dewitt Clinton Associates
Dorchester Place Apartments
Drexel Burnham Lambert Real Estate Associates (NY)
Drexel Chandler Land Limited Partnership (AZ)
Drexel Orlando Land Limited Partnership (FL)
Dunlop Tobacco Associates Limited Partnership (MD)
Eastgate Apartments (IA)
Eco Village, Ltd (OH)
Edgewood Apartments Associates
Edgewood Associates (WA)
Edgewood Housing Associates
Edgewood, Ltd. (AZ)
Eighth Springhill Lake Limited Partnership (MD)
El Cazador Ltd.
El Coronado Apts, Ltd (TX)
Elkhart Town & Country Apartments Limited Partnership (IN)
Elms Common Associates (CT)
Everett Square Plaza
Evergreen Club Corporation (MA)
Evergreen Property Ltd
Fairwind Associates, Ltd
Fayette-Oxford Corporation (MD)
Fernwood Ltd.
First Atlantic Management Corporation (DE)
First Piedmont Mortgage Company, Inc. (SC)
First Winthrop Corporation (DE)
Fish Creek Plaza, Ltd (OH)
Fishwind Corporation (MD)
Five (5) Mile Ltd
Fleetwood Village Apartments
Forest Park South Ltd (FL)
Fort Vancouver Terrace (WA)
Fox Assignor, Inc. (CA)
Fox Run Associates Limited
Franklin Mountain Run Associates Liquidating Trust (PA)
Franklin Partnership Liquidating Trust (PA)
Franklin Woods Ltd (OH)
Fremont Investment Company

G.V. II Limited Partnership
Galleria Park Associates Limited Partnership (MA)
Garden Court Associates (CA)
Glenbrook Corporation (MA)
Glenn Acres Associates
Goler Metropolitan Apartments (NC)
Goose Hollow Village Limited (OR)
Gotham Apartments, Ltd. (MO)
GP Real Estate Services II Inc. (DE)
GP Services II, Inc. (SC)
GP Services II-B, Inc. (DE)
Grand Glaize Associates
Granite Properties Limited Partnership
Green Acres Apartments Limited
Green Village Associates
Greenbriar Manor, Ltd. (TX)
Greene Valley Associates
Greenfair Tower II (CA)
Greenfair-ABC California Corporation (CA)
Greenfair-DCW Ltd (CA)
Greenfair-Tower II Cal Ltd (CA)
Greensburg Associates, Ltd
Greenwood Acres
Greenwood Villa Apts Ltd
Hamlet Manor Limited Partnership
Hamlet Manor, Ltd.
Hampton Hills Associates
Harlan Associates Limited
Harold Apartment (Aprs) Associates
Hawthorne Plaza Associates
Haynes House Associates
Heritage Park Inc. (DE)
Heritage Park II Inc. (DE)
HHP, L.P. (DE)
Hi View Gardens Development Company
Hibben Ferry Recreation Inc. (SC)
HillCreste Properties Inc. (DE)
Hilltop Apartments Phase I (MO)
Hilltop Apartments Phase II (MO)
Hinton House Associates
Historic Properties, Inc. (DE)
Home-Oxford Corporation (MD)
Holiday Acres Apts
Holiday Acres Associates
Holliday Associates Limited Partnership (DC)
Hollidaysburg Limited Partnership (PA)
Holly Point Associates
Housing Programs Corp. II (DE)

Housing Programs Ltd. (CA)
HPI, Ltd. (Bermuda)
Hugo Plaza Apartments Ltd.
Hyde Park Apts. (Apartments Limited)
IMH, Inc. (DE)
Indian River Associates
Indiana Mortgage & Investment Co., Inc. (IN)
Insignia Related, Inc. (DE)
Insignia Related, L.P. (DE)
International House Ltd (NC)
IPT I LLC (DE)
Ironman Housing Association (OK)
ISTC Corporation (DE)
Ivanhoe Corporation (MA)
Jardines De Mayaguez Associates
Jenny Lind Hall
Kennedy Boulevard I, Inc. (PA)
Kennedy Boulevard II, Inc. (PA)
Kennedy Boulevard III, Inc. (PA)
Kenosha Gardens Associates (WI)
Kenton Development Company
Kenton Village Associates
Kenton Village Ltd (OH)
Kenyon House Co (WA)
Kings Row Associates (NJ)
Kingston Greene Associates Ltd (OH)
Kohler Gardens Apartments (CA)
Kona Plus Associates (Limited) (WA)
L.M. Associates
Lafayette Terrace Associates
Lake June Village II Ltd (TX)
Lake June Village Ltd (TX)
Lake Towers Associates
Lakehurst Apts I
Lakehurst II Ltd.
Landmark Apts (Apartment) Associates (IL)
Leeco Co
Lemay Village Ltd (MO)
Lincoln Place Apartments, Inc. (CA)
Lincoln Place Apartments II, Inc. (CA)
Lincoln Village Oregon, Ltd
Linnaeus Hawthorne Associates
Linnaeus Lexington Associates
Lone Star Properties Limited (TX)
Long Beach/Wilmington Associates (WA)
Longwood-Oxford Corporation (MD)
Louisville Apartment Limited Partnership (TX)
Lytle Place Community Urban Redevelopment Corp. (OH)

Madison Park III Associates (MA)
Madison Park Properties Ltd (WA)
Madison Terrace Associates
MAE-SPI, L.P. (DE)
Maine Maintenance Corporation (DE)
Mallards of Wedgewood Limited (WA)
Mandarin Trace Apts Ltd (FL)
Manor Green Ltd (WA)
Marcella Manor Associates
Marinette Woods (Apartment) Apt Associates
Market Ventures, L.L.C. (DE)
Mayer Canyon Terrace (CA)
Mayer Creekside (CA)
Mayer Warner Center Ltd. (CA)
Meadow Lane LP (MI)
Melbourne-Oxford Corporation (MD)
MHO Partners Ltd (FL)
Midpark Development Company (OH)
Midtown Plaza Associates (WA)
Minneapolis Associates II Limited Partnership (MA)
Minneapolis Associates Limited Partnership
Monroe Corporation (MD)
Morningside Housing Phase B (NY)
Mt Pleasant Associates Limited Partnership (MA)
New Wesley Highland Towers
Newark Ohio Townehouses Ltd1
NHP A&R Services, Inc. (VA)
NHP/Congress Management Limited Partnership (VA)
NHP Country Gardens, Inc. (VA)
NHP Florida Management Company (FL)
NHP Maintenance Services Company (VA)
NHP/PRC Management Company LLC (DE)
NHP Puerto Rico Management Company (DE)
NHP Southeast Partners, L.P. (DE)
NHP Texas Management Company (TX)
NHP-HDV 20, Inc. (VA)
NHP-HDV Eighteen, Inc. (DE)
NHP-HDV Eleven, Inc. (DE)
NHP-HDV Fifteen, Inc. (VA)
NHP-HDV Fourteen, Inc. (DE)
NHP-HDV Nineteen, Inc. (DE)
NHP-HDV Seventeen, Inc. (DE)
NHP-HDV Sixteen, Inc. (DE)
NHP-HDV Ten, Inc. (DE)
NHP-HDV Twelve, Inc. (DE)
NHP-HG Six, Inc. (VA)
NHP-HS Three, Inc. (DE)
Nichols Townehomes Ltd (OH)

Normandy Group, Ltd. (IL)
North Omaha Homes (NE)
North Park Associates (TX)
North Point Oxford Corporation (MD)
North Washington Park Estates
Northern States Properties Ltd (WA)
Northwest Village Ltd. (TX)
Northwind Forest Ltd (MI)
Nova Associates Limited (WA)
NPI Property Management Corporation (FL)
O'Dea Investment Company (CA)
Oak Knoll (Apartments) Apts Ltd
Oak Woods Associates (IL)
OAMCO V, L.L.C. (DE)
OAMCO VI, L.L.C. (DE)
OAMCO X, L.L.C. (DE)
OAMCO XI, L.L.C. (DE)
OAMCO XII, L.L.C. (DE)
One Linwood Associates Ltd. (DC)
Orchard Park Apartments, L.P. (SC)
ORP Acquisition, Inc. (MD)
ORP I Assignor Corporation (MD)
ORP Corporation I (MD)
ORP Corporation II (MD)
ORP Corporation III (MD)
ORP Corporation IV (MD)
OTEF II Assignor Corporation (MD)
Oxford Construction Services, Inc. (IN)
Oxford Corporation (IN)
Oxford Development Corporation (IN)
Oxford Development Enterprises, Inc. (IN)
Oxford Engineering Services, Inc. (IN)
Oxford Equities Corporation (IN)
Oxford Equities Corporation II (DE)
Oxford General Partners Corporation (DE)
Oxford Holding Corporation (MD)
Oxford Investment Corporation (MD)
Oxford Investment II Corporation (MD)
Oxford Management Company, Inc. (IN)
Oxford Mortgage & Investment Corporation (IN)
Oxford National Properties Corporation (MD)
Oxford Properties Corporation (IN)
Oxford Property Advisors Corporation (MD)
Oxford Public Funds Corporation (MD)
Oxford Real Estate Holdings Corporation (MD)
Oxford Realty Advisers Corporation (MD)
Oxford Realty Financial Group, Inc. (MD)
Oxford Realty Services Corporation (DE)

Oxford Residential Properties I Corporation (MD)
Oxford Retirement Services, Inc. (MD)
Oxford Tax Exempt Fund I Corporation (MD)
Oxford Tax Exempt Fund II Corporation (MD)
Oxparc 1994, L.L.C. (MD)
Oxparc 1995, L.L.C. (MD)
Oxparc 1996, L.L.C. (MD)
Oxparc 1997, L.L.C. (MD)
Oxparc 1998, L.L.C. (MD)
Oxparc 1999, L.L.C. (MD)
Oxparc 2000, L.L.C. (MD)
P&R Investment Services
Pacific Coast Plaza (CA)
Palace Apartments (NV)
Palisades Apartments LTD (FL)
PAM Consolidated Assurance Company, Ltd. (Bermuda)
Park Manor, Oregon, Ltd.
Park Towne Place Associates Limited Partnership (DE)
Parkview Associates (GA)
Parkview Development Co. (MN)
Partners of the National Housing Partnership - II Liquidating Trust Pebble Point Corporation (MD)
Penview Associates (NY)
Phillips Village Associates (CA)
Pine Haven Apartments, Ltd (MI)
Pine Tree Apartments, Ltd. (FL)
Pinetree Associates
Pinewood Ltd.
Piney Branch Associates (MD)
Plains Village Ltd. (TX)
Playa Blanca Inc. (DE)
Playa Blanca, Inc. (CA)
Pleasanton Greens Investment Co.
Plumly Townhomes Ltd
Point Village Associates
Portage Associates Limited Partnership (MI)
Prairie Village Associates
Preston Drive Ltd Partnership
Property Asset Brokerage of Florida (FL)
Property Services Group, Inc. (DC)
PTP Properties, Inc. (DE)
Pullman Wheelworks Assoc I
Queensgate II Associates (OH)
Quincy Manor Associates (WA)
Raintree GP Inc. (DE)
Raintree Meadows (CA)
Ravensworth Associates (MA)
Real Estate Equity Partners, Inc. (DE)

Real Estate Equity Partners, L.P.
RealMark, Inc. (SC)
Reddman Corporation (MD)
Rescorp Realty, Inc. (IL)
RH Associates
Richton Park Investment (WA)
Richton Square Elderly, Ltd.
Richton Square, Phase IV, Ltd.
River Crossing Apartments, Ltd.
River Oaks Associates
Rivercrest Apartments, L.P. (SC)
Riverfront Associates Ltd
Rochester Avenue Associates
Rockledge Associates
Rockville Associates, Ltd. (OH)
Rowland Heights Apartments
Rowland Heights II Ltd (CA)
Rowland Heights Liquidating Trust
Royal De Leon Apartments, Ltd. (FL)
Royal Shore Associates
Runaway Bay II Corporation (MD)
Running Brooke II Associates
The Risk Specialist Group, Inc. (DC)
Sagewood Manor Associates (NV)
Saginaw Village Oregon, Ltd. (OR)
Salem Manor Oregon Ltd (OR)
Scott Manor Apartments
Seattle Rochester Avenue Associates (NY)
Second Springhill Lake Limited Partnership (MD)
Secured Income, L.P. (DE)
Security House, Ltd. (WA)
Security Management Inc. (WA)
Security Properties (WA)
Security Properties 73 (WA)
Security Properties 74 (WA)
Security Properties 74 II (WA)
Security Properties 74 III (WA)
Security Properties 74A (WA)
Security Properties 75 (WA)
Security Properties 76 (WA)
Security Properties 77 (WA)
Security Properties 77A (WA)
Security Properties 78 (WA)
Security Properties 78A (WA)
Security Properties 79 (WA)
Security Properties 79 II (WA)
Security Properties 80 (WA)
Security Properties 81 (WA)

Security Properties 81A (WA)
Security Properties FHA (WA)
Seminole-Oxford Corporation (MD)
Shadowood Apartments
Silverwood Village Apartments
Six Winthrop Properties, Inc. (DE)
Smith House Associates (MD)
South Arsenal Neighborhood Associates (CT)
South Shore Village Leased
Southside Village Apts. Liquidating Trust
Southwest Parkway Holdings, Inc. (WA)
Southwest Parkway, Ltd. (TX)
SP Bolingbrook Associates (WA)
SP Buckeye Properties (WA)
SP Columbia Limited (CT)
SP Diversified 1980 (WA)
SP Diversified Properties -I (WA)
SP/Hotel Associates, Ltd. (WA)
SP Illinois Partnership Ltd. (WA)
SP Jayhawk Properties (WA)
SP Mid Term Income Fund, Ltd. (WA)
SP Pine Hills Properties (WA)
SP Properties 1982 (WA)
SP Properties 1983 (WA)
SP Properties 1983 Two (WA)
SP Properties 1984 (WA)
SP Properties I
SPI Hartford Associates (WA)
SPI Willoughby Avenue (WA)
Springdale West (CA)
Spruce Hill Apartments, Ltd.
St. Joseph Limited Partnership (MD)
Standpoint Vista Limited Partnership (MD)
Steeplechase (Ailken) Ltd. (SC)
Stewartown Associates Ltd. (MD)
Stonegate Park Apartments, Ltd
Stuyvesant Limited Dividend (MI)
Summit Square Associates (PA)
Sun Terrace Associates (PA)
Suncrest Village (IA)
Sunrise Gardens (CA)
Sunset Capital Apartments Liquidating Trust
Sunset Silver Bow Apts
Sunset Village Apartments Ltd
Swan Creek Associates Liquidating Trust
Table Mesa Joint Venture
TAHF Funding Corp. (DE)
Tanara Villa Associates I Liquidating Trust

Tandem Properties
TEB Municipal Trust II (DE)
Ten Winthrop Properties, Inc. (MD)
TERRA II Ltd. (PA)
Terrace Investors Ltd.
The Advance Fund, Ltd. (WA)
The New Fairways, L.P. (DE)
The Tinley Company
The Villa Limited Partnership
The Villas, A Limited Partnership (TX)
The Woods Associates
Three Fountains Limited (MI)
Three Winthrop Properties, L.P.
Tower of David
Town & Country Club Apartments LP
Town One, Phase I
Town One, Phase II (SD)
Trail Ridge Apartments, Ltd.
Treeline Associates
Tri-State Ltd
Trinity Place Community Urban Redevelopment Corporation (OH)
Trinity-Oxford Corporation (MD)
Uptown Village Ltd (OH)
Urbana Village (OH)
Valley Associates
Victoria Arms Apartments (MO)
Victorian Associates Limited
Villa Del Norte Associates (TX)
Villa Del Norte II Associates (TX)
Village East Towers Limited (MO)
Village South Associates (TX)
Virginia Apartments Limited
Vivendas Associates
W.T. Limited Partnership (DE)
WAI Associates Limited Partnership (TX)
WAI Properties, Inc. (TX)
Walden Member, Inc. (DE)
Walnut Towers Development Liquidating Trust
Walton-Perry Ltd. (MI)
Warden Associates, A Limited Partnership
Warner Center Inc. (DE)
Warner Center/MGP Inc. (DE)
Warwick Terrace Company Liquidating Trust
Washington Plaza, Oreg., Ltd. (OR)
Watergate II Apartments Ltd.
Watergate II Associates
Watermans Crossing Associates, L.P. (DE)
Wedgewood Club Estates Limited (WA)

Wedgewood Golf Associates
Wesley Madison Towers Ltd.
West Alameda Apartments (OR)
West Virginian Manor Associates
Western Hills Associates LLC (NY)
Westgate (Spartanburg) Ltd (SC)
Westgate Apartments
Westlake Terrace Associates
Westminster Commons Associates (VA)
Westminster Properties Ltd.
Westview-Youngstown Ltd (OH)
Westwick Apartments, Ltd.
Westwick II Ltd
Westwood Terrace Associates
WFC Realty Co., Inc. (MA)
WFC Realty Saugus, Inc. (MA)
Wilder Richman Historic Properties II, L.P. (DE)
Wilder Richman Historic Properties, L.P. (DE)
Willow Park Associates, L.P.
Willows Associates Limited
Windgate Member, Inc. (DE)
Wind Drift Corporation (MD)
Win-Wood Village, Ltd.
Winding Brook Associates
Winhaven Associates
Winslowe Apts Ltd
Winthrop Apartment Investors 2 Limited Partnership (MD)
Winthrop Financial Associates (MD)
Winthrop Financial Co., Inc. (MA)
Winthrop Metro Equities Corporation (DE)
Winthrop Northeast Properties, Inc. (MA)
Winthrop Petersburg Co., Inc. (MD)
Winthrop Properties, L.P. (DE)
WoodCrest Apartments, Ltd.
Woodfield Member, Inc. (DE)
Woodlake Associates, a Limited Partnership (WA)
Woods Edge Corporation (MD)
Woodsong I
Woodsong II
Woodsong Limited Partnership
Woodsvilla Associates (WA)
WRC -87A Corp.
ZIMCO Corporation IV (MD)
Creekside Industrial Associates, Inc. (NY)
Monroeville Development Corporation (MA)
ISLP Limited Partnership (DE)
Partners Liquidating Trust (DE)
Stratford Village Realty Trust (MA)

51 North High Street L.P.
62nd Street Joint Venture
62nd Street Ltd Partnership (IN)
107-145 West 135th Street Associates (NY)
630 East Lincoln Avenue Associates Ltd Partnership (NY)
1133 Fifteenth Street Associates IV (MD)
1133 Fifteenth Street Associates (DC)
1133 Fifteenth Street Associates II (MD)
1133 Fifteenth Street Associates III
2900 Van Ness Associates (DC)
7400 Roosevelt Investors (PA)
8503 Westheimer Partners, Ltd. (TX)
Abbott Associates Ltd Partnership (NY)
Abington-Oxford Associates, L.P. (IN)
Abington II-Oxford Associates, L.P. (IN)
Academy Gardens Associates LP (NY)
Acquisition Limited Partnership (MD)
Adirondack Apartments Saranac Associates Limited Partnership (NY)
Advanced Affordable Mill, Ltd. (FL)
AG Services, L.P. (DE)
AIMCO/Akron One, L.L.C. (DE)
AIMCO/Allentown, L.L.C. (DE)
AIMCO/Allview, L.L.C. (DE)
AIMCO Anchorage, L.P. (DE)
AIMCO Angeles GP, LLC (DE)
AIMCO/Apollo, L.L.C. (DE)
AIMCO Arbors, L.L.C. (DE)
AIMCO Arbor Station, L.P. (DE)
AIMCO Arbor Station Two, L.P. (DE)
AIMCO Atriums of Plantation L.P. (DE)
AIMCO/Augusta, L.L.C. (DE)
AIMCO Bay Club II, L.P. (DE)
AIMCO Bay Club, L.P. (DE)
AIMCO/Beach, L.L.C. (DE)
AIMCO/Beacon Hill, L.L.C. (DE)
AIMCO/Beacon Hill, L.P. (DE)
AIMCO Beau Jardin, L.L.C. (DE)
AIMCO Beech Lake, L.L.C. (DE)
AIMCO Bella Vista, L.L.C. (DE)
AIMCO Bercado Shores, L.L.C. (DE)
AIMCO/Bethesda Employee, L.L.C. (DE)
AIMCO/Bethesda GP, L.L.C. (DE)
AIMCO/Bethesda II, L.L.C. (DE)
AIMCO/Bethesda Williamsburg, L.L.C. (DE)
AIMCO/Beville, L.L.C. (DE)
AIMCO/Blossomtree L.L.C. (DE)
AIMCO/Blossomtree L.P. (DE)

AIMCO/Bluffs, L.L.C. (DE)
AIMCO/Boardwalk, L.P. (DE)
AIMCO/Boardwalk Finance, L.P. (DE)
AIMCO Boston Lofts, L.P. (DE)
AIMCO Bradford, L.L.C. (DE)
AIMCO/Brandermill, L.L.C. (DE)
AIMCO/Brandon, L.L.C. (DE)
AIMCO/Brandywine, L.P. (DE)
AIMCO/Brant Rock, L.P. (DE)
AIMCO/Brant Rock I, L.P. (DE)
AIMCO Breakers, L.P. (DE)
AIMCO Briarwood, L.L.C. (DE)
AIMCO Bridgewater, L.P. (DE)
AIMCO Brittany, L.L.C. (DE)
AIMCO Brookside, L.L.C. (DE)
AIMCO Brookside/Tustin, L.L.C. (DE)
AIMCO Brookville, L.L.C. (DE)
AIMCO Brookwood, L.L.C. (DE)
AIMCO Burgundy Park, L.P. (DE)
AIMCO Calhoun, L.L.C. (DE)
AIMCO Cameron Villas, L.L.C. (DE)
AIMCO Canterbury Green, L.L.C. (DE)
AIMCO/Canyon Oaks L.P. (DE)
AIMCO Captiva Club, L.L.C. (DE)
AIMCO Casa Anita, L.P. (DE)
AIMCO/Casselberry, L.L.C. (DE)
AIMCO Cedar Creek, L.P. (DE)
AIMCO/Charleston, L.L.C. (DE)
AIMCO Chatham Harbor, L.L.C. (DE)
AIMCO Chelsea Ridge, L.L.C. (DE)
AIMCO Chelsea Member, L.L.C. (DE)
AIMCO Chelsea Land, L.L.C. (DE)
AIMCO Chesapeake, L.P. (DE)
AIMCO/Chickasaw, L.L.C. (DE)
AIMCO/Chimneytop, L.L.C. (DE)
AIMCO Citrus Grove, L.P. (DE)
AIMCO Citrus Sunset, L.L.C. (DE)
AIMCO Cobble Creek, L.P. (DE)
AIMCO/Colonel I, L.P. (DE)
AIMCO Colonial Crest, L.L.C. (DE)
AIMCO/Colonnade, L.L.C. (DE)
AIMCO/Colonnade, L.P. (DE)
AIMCO Colony, L.P. (DE)
AIMCO Copperfield, L.P. (DE)
AIMCO Crossings at Belle, L.P. (DE)
AIMCO Crows Nest, L.P. (DE)
AIMCO Crows Nest Apartments, L.P. (DE)
AIMCO Cutler GP, L.L.C. (DE)

AIMCO Cutler Riverside, L.L.C. (DE)
AIMCO/Cypress Landing L.L.C. (DE)
AIMCO Deerfield, L.P. (DE)
AIMCO Dolphin's Landing, L.P. (DE)
AIMCO Doral Oaks, L.P. (DE)
AIMCO/Easton Falls, L.P. (DE)
AIMCO Elm Creek, L.P. (DE)
AIMCO/Evergreen L.P. (DE)
AIMCO/Farmingdale, L.L.C. (DE)
AIMCO Fieldcrest, L.P. (DE)
AIMCO Fisherman's Landing, L.P. (DE)
AIMCO Fondren Court, L.P. (DE)
AIMCO/Foothills, L.P. (DE)
AIMCO/Foothills, L.L.C. (DE)
AIMCO/Fox Bay, L.P. (DE)
AIMCO/Fox Bay, L.L.C. (DE)
AIMCO/Fox Valley, L.L.C. (DE)
AIMCO Foxchase, L.P. (DE)
AIMCO/Foxtree, L.L.C. (DE)
AIMCO/Foxtree, L.P. (DE)
AIMCO/Freedom Place, L.L.C. (DE)
AIMCO/Freedom Place, L.P. (DE)
AIMCO Galleria Office, L.P. (DE)
AIMCO Glen Hollow, L.L.C. (DE)
AIMCO/Glenbrook L.P. (DE)
AIMCO Greens, L.L.C. (DE)
AIMCO/Greens of Naperville L.L.C. (DE)
AIMCO/Greensboro, L.L.C. (DE)
AIMCO/Greentree L.P. (DE)
AIMCO/Greenville, L.L.C. (DE)
AIMCO Group, L.P. (DE)
AIMCO/Grovetree, L.L.C. (DE)
AIMCO/Grovetree, L.P. (DE)
AIMCO Hampton Hill, L.P. (DE)
AIMCO Hanover Square/DIP, L.L.C. (DE)
AIMCO Harbor Ridge II, L.L.C. (DE)
AIMCO Harbor Ridge III, L.L.C. (DE)
AIMCO Hastings Green, L.P. (DE)
AIMCO Hastings Place, L.P. (DE)
AIMCO Haverhill, L.L.C. (DE)
AIMCO/Hazeltree, L.P. (DE)
AIMCO/Hazeltree, L.L.C. (DE)
AIMCO Heather Ridge, L.P. (DE)
AIMCO/Hiddentree, L.L.C. (DE)
AIMCO/Hiddentree, L.P. (DE)
AIMCO/HIL, L.L.C. (DE)
AIMCO Holdings, L.P. (DE)
AIMCO Hunters Creek, L.L.C. (DE)

AIMCO Hunters Crossing, L.P. (DE)
AIMCO Hunters Glen, L.P. (DE)
AIMCO Hunters Run, L.L.C. (DE)
AIMCO IPLP, L.P. (DE)
AIMCO/Islandtree, L.P. (DE)
AIMCO/Islandtree, L.L.C. (DE)
AIMCO Ivanhoe, L.P. (DE)
AIMCO Jacques-Miller, L.P. (DE)
AIMCO/Kettering, L.L.C. (DE)
AIMCO Key Towers, L.P. (DE)
AIMCO/Kings, L.L.C. (DE)
AIMCO/Kirkman, L.L.C. (DE)
AIMCO Lake Castleton Arms, L.L.C. (DE)
AIMCO/Lake Ridge, L.L.C. (DE)
AIMCO Lakehaven, L.P. (DE)
AIMCO Lakehaven Two, L.P. (DE)
AIMCO/Lakeridge California, L.L.C. (DE)
AIMCO Lakeside Manor, L.P. (DE)
AIMCO Landmark, L.P. (DE)
AIMCO/Lantana, L.L.C. (DE)
AIMCO/Latrobe L.L.C. (DE)
AIMCO/Laurel, L.L.C. (DE)
AIMCO LaValle, L.L.C. (DE)
AIMCO/Lexington, L.L.C. (DE)
AIMCO Lincoln Place Apartments, L.P. (DE)
AIMCO LJ Tucson, L.P. (DE)
AIMCO Lofts Holdings, L.P. (DE)
AIMCO Los Arboles, L.P. (DE)
AIMCO LT, L.P. (DE)
AIMCO Maple Bay, L.L.C. (DE)
AIMCO Marbella Club, L.L.C. (DE)
AIMCO Mayfair Village, L.L.C. (DE)
AIMCO Merrill House, L.L.C. (DE)
AIMCO/Mesa Ridge L.L.C. (DE)
AIMCO Michigan Meadows, L.L.C. (DE)
AIMCO Michigan Meadows Holdings, L.L.C. (DE)
AIMCO/Middletown, L.L.C. (DE)
AIMCO/Montecito, L.P. (DE)
AIMCO Mountain View, L.L.C. (DE)
AIMCO/Nashua, L.L.C. (DE)
AIMCO/Newport, L.L.C. (DE)
AIMCO N.P. Lofts, L.P. (DE)
AIMCO/North Gate, L.L.C. (DE)
AIMCO/North Woods, L.L.C. (DE)
AIMCO Northview Harbor, L.L.C. (DE)
AIMCO/NHP Partners, L.P. (DE)
AIMCO Oakbrook, L.L.C. (DE)
AIMCO Oak Falls, L.P. (DE)

AIMCO Oak Forest I, L.L.C. (DE)
AIMCO Oak Forest II, L.L.C. (DE)
AIMCO Oakwood, L.L.C. (DE)
AIMCO/Ocala, L.L.C. (DE)
AIMCO Ocean Oaks, L.L.C. (DE)
AIMCO Old Farm, L.L.C. (DE)
AIMCO Old Orchard, L.L.C. (DE)
AIMCO/Olmos, L.P. (DE)
AIMCO/Olmos I, L.P. (DE)
AIMCO/Orchidtree, L.L.C. (DE)
AIMCO/Orchidtree, L.P. (DE)
AIMCO/OTC, L.L.C. (DE)
AIMCO/OTC, L.P. (DE)
AIMCO/OTEF, L.L.C. (MD)
AIMCO/PAM Properties, L.P. (DE)
AIMCO/Palm Aire, L.L.C. (DE)
AIMCO/Palm Beach, L.L.C. (DE)
AIMCO Park at Cedar Lawn, L.P. (DE)
AIMCO Park Colony, L.L.C. (DE)
AIMCO Park Townhomes, L.P. (DE)
AIMCO Pavilion, G.P., L.L.C. (DE)
AIMCO Pavilion, L.P., L.L.C. (DE)
AIMCO/Penn Square, L.L.C. (DE)
AIMCO Peppermill Place, L.P. (DE)
AIMCO/Pine Creek, L.P. (DE)
AIMCO/Pine Creek, L.L.C. (DE)
AIMCO Pine Shadows, L.L.C. (DE)
AIMCO Pinebrook, L.P. (DE)
AIMCO/Pinellas, L.L.C. (DE)
AIMCO Pines, L.P. (DE)
AIMCO Placid Lake, L.P. (DE)
AIMCO/Polo Park, L.P. (DE)
AIMCO/Polo Park I, L.P. (DE)
AIMCO Properties, L.P. (DE)
AIMCO Properties Finance Partnership, L.P. (DE)
AIMCO Properties Holdings, L.L.C. (DE)
AIMCO/Quailtree, L.L.C. (DE)
AIMCO/Quailtree, L.P. (DE)
AIMCO/RALS, L.P. (DE)
AIMCO Ramblewood, L.L.C. (DE)
AIMCO Randal Crossing, L.P. (DE)
AIMCO Recovery Fund, L.P. (DE)
AIMCO Rio Cancion, L.P. (DE)
AIMCO/Rivercrest, L.P. (DE)
AIMCO/Rivercrest, L.L.C. (DE)
AIMCO Rosecroft Mews, L.P. (DE)
AIMCO Royal Gardens, L.L.C. (DE)
AIMCO/Runaway Bay, L.L.C. (DE)

AIMCO/SA, L.L.C. (DE)
AIMCO/Salem, L.L.C. (DE)
AIMCO/San Bruno, L.L.C. (DE)
AIMCO San Marina, L.P. (DE)
AIMCO/Sand Castles, L.P. (DE)
AIMCO/Sand Castles I, L.P. (DE)
AIMCO/Sand Pebble, L.P. (DE)
AIMCO/Sand Pebble I, L.P. (DE)
AIMCO Sandalwood, L.P. (DE)
AIMCO Sandpiper, L.P. (DE)
AIMCO/Schaumburg, L.L.C. (DE)
AIMCO Seaside Point, L.P. (DE)
AIMCO/Shadetree, L.P. (DE)
AIMCO/Shadetree, L.L.C. (DE)
AIMCO/Shadow Lake, L.P. (DE)
AIMCO/Shadow Lake, L.L.C. (DE)
AIMCO/Signature Point Apartments L.P. (DE)
AIMCO Signature Point, L.P. (DE)
AIMCO/Silktree, L.P. (DE)
AIMCO/Silktree, L.L.C. (DE)
AIMCO Silver Ridge, L.L.C. (DE)
AIMCO Somerset Lakes, L.L.C. (DE)
AIMCO/Southridge, L.L.C. (DE)
AIMCO/Spartanburg, L.L.C. (DE)
AIMCO Steeplechase, L.L.C. (DE)
AIMCO Steeplechase, L.P. (DE)
AIMCO Stirling Court, L.P. (DE)
AIMCO/Stonegate, L.P. (DE)
AIMCO Stone Pointe, L.L.C. (DE)
AIMCO Stoneridge, L.L.C. (DE)
AIMCO Sunbury, L.P. (DE)
AIMCO Sundown, L.P. (DE)
AIMCO Sunset Village, L.L.C. (DE)
AIMCO Sunset Escondido, L.L.C. (DE)
AIMCO/Surrey Oaks, L.P. (DE)
AIMCO/Surrey Oaks I, L.P. (DE)
AIMCO Swap, L.L.C. (DE)
AIMCO Swiss Village, L.P. (DE)
AIMCO/Tall Timbers, L.P. (DE)
AIMCO/Tall Timbers I, L.P. (DE)
AIMCO/Teal Pointe, L.P. (DE)
AIMCO Terrace Royale, L.L.C. (DE)
AIMCO/The Hills, L.P. (DE)
AIMCO/The Hills I, L.P. (DE)
AIMCO/Tidewater, L.L.C. (DE)
AIMCO Timbermill, L.P. (DE)
AIMCO/Timbertree, L.P. (DE)
AIMCO/Timbertree, L.L.C. (DE)

AIMCO Tor, L.L.C. (DE)
AIMCO Township at Highlands, L.P. (DE)
AIMCO/Travis One, L.P. (DE)
AIMCO Tustin, L.P. (DE)
AIMCO/Twinbridge, L.P. (DE)
AIMCO/Twinbridge, L.L.C. (DE)
AIMCO University Woods II, L.L.C. (DE)
AIMCO University Woods III, L.L.C. (DE)
AIMCO UT, L.P. (DE)
AIMCO Verdes Associates, L.P. (DE)
AIMCO Verdes del Oriente, L.L.C. (DE)
AIMCO Villa Associates, L.L.C. (DE)
AIMCO Villa De Guadalupe, L.L.C. (DE)
AIMCO Villa Del Sol, L.L.C. (DE)
AIMCO/Villa Ladera, L.P. (DE)
AIMCO Villa La Paz, L.P. (DE)
AIMCO Village Crossing, L.L.C. (DE)
AIMCO Walden, L.L.C. (DE)
AIMCO Walnut Springs, L.P. (DE)
AIMCO Weatherly, L.P. (DE)
AIMCO/Wellsprings, L.L.C. (DE)
AIMCO West Trails, L.P. (DE)
AIMCO Westchase Midrise, L.P. (DE)
AIMCO/Westridge, L.L.C. (DE)
AIMCO Whispering Pines, L.L.C. (DE)
AIMCO/Wickertree, L.P. (DE)
AIMCO/Wickertree, L.L.C. (DE)
AIMCO/Wildflower, L.P. (DE)
AIMCO/Wildflower I, L.P. (DE)
AIMCO Williamsburg, L.L.C. (DE)
AIMCO/Williams Cove, L.P. (DE)
AIMCO Wimbledon Square, L.L.C. (DE)
AIMCO Windgate, L.L.C. (DE)
AIMCO/Windsor Landing, L.L.C. (DE)
AIMCO/Windsor Landing, L.P. (DE)
AIMCO Woodfield, L.L.C. (DE)
AIMCO/Woodhollow, L.P. (DE)
AIMCO/Woodhollow I, L.P. (DE)
AIMCO Woodlands, L.L.C. (DE)
AIMCO/Woodlands-Tyler, L.P. (DE)
AIMCO Woodridge, L.L.C. (DE)
AIMCO Woods of Burnsville, L.L.C. (DE)
AIMCO Woodway Offices, L.P. (DE)
AIMCO/Wydewood, L.P. (DE)

AIMCO/Wydewood I, L.P. (DE)
AIMCO Yorktown, L.P. (DE)
AIMCO/Yorktree, L.L.C. (DE)
AIMCO/Yorktree, L.P. (DE)
AIP II Georgetown GP, L.L.C. (SC)
AIP II Georgetown, L.L.C. (MA)
AIP III GP Limited Partnership (SC)
AIP IV GP Limited Partnership (SC)
AIP IV Factory GP, LLC (SC)
AIP IV GP Limited Partnership (SC)
AJ One, L.P. (DE)
AJ Two, L.P. (DE)
Akron Nursing-Oxford Limited Partnership (MD)
Akron One Retirement-Oxford Limited Partnership (MD)
Algonquin Tower Ltd Partnership (CT)
All Hallows Associates (CA)
Allentown Towne House Ltd Partnership (PA)
Allentown-Oxford Associates Limited Partnership (MD)
Allview-Oxford Limited Partnership (MD)
Ambassador Apartments, L.P. (DE)
Ambassador CRM Florida Partners Limited Partnership (DE)
Ambassador Florida Partners Limited Partnership (DE)
Ambassador I, L.P. (IL)
Ambassador II, L.P. (DE)
Ambassador III, L.P. (DE)
Ambassador IV, L.P. (DE)
Ambassador IX, L.P. (DE)
Ambassador Texas Partners, L.P. (DE)
Ambassador V, L.P. (DE)
Ambassador VI, L.P. (DE)
Ambassador VII, L.P. (DE)
Ambassador VIII, L.P. (DE)
Ambassador X, L.P. (DE)
Ambassador XI, L.P. (DE)
Anchorage Partners (TX)
Anderson Mill Associates (IL)
Angeles Eastgate Joint Venture (CA)
Angeles Income Properties II GP LP
Angeles Income Properties, Ltd. II (CA)
Angeles Income Properties, Ltd. III (CA)
Angeles Income Properties Ltd. IV (CA)
Angeles Income Properties IV GP LP
Angeles Income Properties, Ltd. 6 (CA)
Angeles Income Properties Ltd 6 GP LP (CA)
Angeles Opportunity Properties, Ltd. (CA)
Angeles Opportunity Properties Ltd GP LP
Angeles Partners VII (CA)
Angeles Partners VIII (CA)

Angeles Partners IX (CA)
Angeles Partners X (CA)
Angeles Partners X GP Limited Partnership
Angeles Partners XI (CA)
Angeles Partners XI GP Limited Partnership (SC)
Angeles Partners XII (CA)
Angeles Partners XIV (CA)
Angeles Partners XII GP, LP (SC)
Anglers Manor Associates Limited Partnership (IL)
Antioch Apartments Ltd (OH)
Anton Square Ltd (AL)
AP XI Fox Run GP, LLC (SC)
AP XII Associates GP, L.L.C. (SC)
AP XII Associates Limited Partnership (SC)
Apartment Associates, Ltd.
Apartment LDG 17, LLC
API/AREC Partners, Ltd (CA)
Apollo-Oxford Associates Limited Partnership (MD)
ARC II/AREMCO Partners
Arvada House Ltd Partnership
Ashland Town Square-REO, L.P. (TX)
Ashley Woods LLC (SC)
Aspen Point, L.P. (DE)
Aspen Ridge Associates, Ltd. (TX)
Aspen Stratford Apartments Company B Limited Partnership (NJ)
Aspen Stratford Apartments Company C Limited Partnership (NJ)
Athens Arms Associates Limited Partnership (GA)
Audobon Park Associates (NJ)
Augusta-Oxford Associates Limited Partnership (MD)
Aurora/GHI Associates
Autumn Chase-REO, L.P. (TX)
Baisley Park Associates LP (NY)
Balcor/Sportvest-II (IL)
Baldwin Tower Associates
Baldwin Oaks Elderly Ltd. (NJ)
Barrington Park-REO, L.P. (TX)
Basswood Manor Ltd Partnership (TX)
Bayview Hunters Point Apartments (DC)
Bayhead Village Associates, L.P. (IN)
Baywood Partners. Ltd (AL)
Baywood Apartments Ltd (AL)
Beach-Oxford Associates Limited Partnership (MD)
Beautiful Village Redevelopment Company Limited Partnership (NY)
Beaux Gardens Associates, LTD.
Bellmire LP
Benjamin Banneker Plaza Associates
Bennington Square Associates, L.P. (TX)
Bensalem Gardens Associates Ltd

Bent Tree II-Oxford Associates Limited Partnership (IN)
Bent Tree III-Oxford Associates Limited Partnership (MD)
Bent Tree-Oxford Associates Limited Partnership (IN)
Berkley Ltd Partnership (VA)
Bethel Columbus-Oxford Associates Limited Partnership (MD)
Beverly Apartments Assoc., LP
Beville-Oxford Limited Partnership (MD)
Bexley House GP, L.L.C. (SC)
Bexley House, LP (DE)
Big Walnut, L.P. (DE)
Biscayne Apartments Associates, Ltd. (FL)
Blakewood Properties Assoc.
Blakewood Apartments Associates
Bloomsburg Elderly Associates
Blue Ash-Oxford Associates Limited Partnership (MD)
Boynton Overlook-Oxford Associates (IN)
Boynton Sandpiper Limited Partnership (FL)
Braesview Partnership (TX)
Brampton Associates Limited Partnership (CT)
Branchwood Towers Ltd Partnership (MD)
Brandemere-REO, L.P. (TX)
Brandermill-Oxford Limited Partnership (MD)
Brandon Lake, Ltd. (FL)
Brandon-Oxford Associates Limited Partnership (MD)
Briar Bay Apartments Associates, Ltd. (TX)
Briarcliffe-Oxford Associates Limited Partnership (MI)
Briarwood Apartments (AR)
Bridgewater Partners, Ltd. (TX)
Brighton Crest LP (SC)
Brighton GP, L.L.C. (SC)
Brightwood Ltd Partnership (VA)
Brightwood Manor Associates
Brinton Towers Associates
Brinton Manor No. 1 Associates
Brittany Point AP VIII, LP (SC)
Broad River Properties, L.L.C. (DE)
Broadmoor Apt. Assoc. (SC)
Brook Run Associates, L. P. (IL)
Brookdale Lakes Partnership (IL)
Brookside Apartments Associates
Brookview Apartments Co Ltd (AL)
Brunswick Village Limited Partnership (NJ)
Buccaneer Trace, Limited Partnership (SC)
Buckingham Hall Associates Ltd Partnership (NY)
Buena Vista Apartments ltd (OK)
Buena Vista Rehabilitation Associates, LTD. (FL)
Buffalo Village Associates (NY)
Burgundy Court Associates, L.P. (DE)

Burke-Oxford Associates (VA)
Burke II-Oxford Associates (VA)
Burnt Oaks Ltd
Butternut Creek Associates Limited Dividend Housing Association (MI) Cabell Associates of Lakeview (VA)
California Square Ltd Partnership
California Square II Ltd Partnership (KY)
Calmark/Fort Collins, Ltd.
Calmark Investors, a California Limited Partnership
Calmark MRA Limited Partnership
Calmark Heritage Park II, Limited Partnership
Calvert City LP
Calverton Construction Co. Limited Partnership (MD)
Calverton Associates Limited Partnership (MD)
Cambridge Heights Apartments Ltd (MS)
Cameron-Oxford Associates II, L.P. (IN)
Cameron-Oxford Associates, L.P. (IN)
Campbell Heights Associates (DC)
Canterbury Gardens Associates Ltd Partnership (MI)
Canterbury Services, LLC (DE)
Cape Cod Partnership (TX)
Capital Park Limited Partnership (OH)
Cardinal Woods Apts. Ltd (CA)
Caroline Associates I Ltd Partnership
Caroline Arms Limited Partnership (FL)
Carpenter-Oxford Associates II Limited Partnership (MD)
Carpenter-Oxford, L.L.C. (MD)
Carriage AP X Ltd
Carrollwood Lakeside North Partners, LTD (FL)
Carter Associates Ltd Partnership
Casa del Mar Associates Limited Partnership (FL)
Casselberry Investors, L.L.C. (MD)
Casselberry-Oxford Associates Limited Partnership (MD)
Castle Rock Joint Venture (TX)
Catawba Club Associates, L.P. (DE)
CB L-2 B Associates (FL)
CB Associates (FL)
CB L-2 C Associates (FL)
CC Office Associates
CCP V/Aspen Ridge GP, LLC (SC)
CCP VI Springdale GP, LLC (SC)
CCP V GP Limited Partnership (SC)
CCP/IV Nob Hill GP, LLC (SC)
CCP V Fifty-One GP LLC (SC)
CCP/IV Residential GP, LLC (SC)
CCP/IV Apartments GP, LLC (SC)
CCP V Sutton Place GP LLC (SC)
CCP/IV Citadel GP, LLC (SC)

CCP IV Associates Ltd. (TX)
Cedar Creek Partners, Ltd.
Cedar Creek Partners, Ltd. (AL)
Cedar Tree, L.L.C. (KS)
Cedar Tree Investors, Limited Partnership (KS)
Center Square Associates
Central Woodlawn LP
Central Woodlawn Rehabilitation Joint Venture
Central Village Associates Ltd Partnership (TX)
Central Court LP (SC)
Century St. Charleston, L.P. (NV)
Century Stoney Greens, L.P. (CA)
Century Sun River, L.P. (AZ)
Century Properties Fund XI (CA)
Century Properties Growth Fund XXII (CA)
Century Torrey Pines, L.P. (NV)
Century Pension Income Fund XXIII, A California Limited Partnership (CA) Century Pension Income Fund XXI, A California Limited Partnership (CA) Century Lakeside Place, L.P. (TX)
Century Properties Fund XX (CA)
Century Properties Fund XIX (CA)
Century 23 Sunnymead, L.P. (CA)
Century Properties Fund XVI (CA)
Century Properties Fund XIV (CA)
Century Properties Fund XVII (CA)
Century Properties Fund XVIII (CA)
Century Properties Fund XV (CA)
Chantilly Partners Limited Partnership (VA)
Chapel Housing Ltd Partnership (MD)
Chapel Hill, Limited Partnership (DE)
Charleston-Oxford Associates Limited Partnership (MD)
Chateau Gardens L.P. (CA)
Cheek Road Ltd Partnership
Chelsea Place Limited Partnership (TN)
Cheseapeake Landing Apartments Partners, L.P.
Chesapeake-Oxford County Associates, A Maryland Limited Partnership (MD) Chesterfield Housing Associates (SC)
Chestnut Hill Associates Limited Partnership (DE)
Cheswick-Oxford Associates, L.P. (IN)
Cheyenne Woods LLC (SC)
Cheyenne Woods United Investors LP
Cheyenne Woods GP LP
Chickasaw-Oxford Associates Limited Partnership (MD)
Chimney Ridge, LP
Chimneytop-Oxford Associates L.P. (IN)
Christopher Court Housing Company Ltd Partnership (NY)
Church Street Associates (IL)
Churchview Gardens Ltd Partnership

Cincinnati-Oxford Associates Limited Partnership (MD)
Citrus Park Associates Ltd
Civic Tower Associates, LTD. (FL)
Clay Courts Associates Ltd Partnership (MD)
Clear Lake Land Partners, Ltd. (TX)
Clinton Manor, L.P.
Clover Ridge East Ltd Partnership
Cloverlane III-Oxford Associates Limited Partnership (MD)
Cloverlane Four-Oxford Limited Partnership (MD)
Club Apartments Associates
Cobble Creek, LLC
College Park Associates
College Heights Ltd Partnership
College Park Associates Ltd Partnership
Colonel I-Oxford Limited Partnership (MD)
Colonial Terrace I Associates (GA)
Colonial Terrace II Associates (GA)
Colony of Springdale Associates, Ltd. (TX)
Colony Apartments Company Ltd (AL)
Colony-REO, L.P. (TX)
Columbus Court LP (SC)
Columbus III-Oxford Associates Limited Partnership (MD)
Columbus Square Associates I Ltd Partnership
Columbus Associates, Ltd. (TN)
Columbus Square Associates II Ltd Partnership (MD)
Community Developers Of High Point Limited Partnership (NC)
Community Circle II Ltd (OH)
Community Developers Of Princeville Ltd Partnership
ConCap Village Green Associates, Ltd. (TX)
ConCap River's Edge Associates, Ltd. (TX)
ConCap Citadel Associates, Ltd.
ConCap Stratford Associates, Ltd. (TX)
Concord Houses Associates (MD)
Congress Park Associates Ltd Partnership
Congress Park Associates II Ltd Partnership
Congress Realty Companies Limited Partnership (MA)
Congress Management Company Limited Partnership (MA)
Connecticut Colony Associates (GA)
Consolidated Capital Institutional Properties/3 (CA)
Consolidated Capital Equity Partners / Two, L.P. (CA)
Consolidated Capital Properties III (CA)
Consolidated Capital Equity Partners, L.P. (CA)
Consolidated Capital Properties IV (CA)
Consolidated Capital Properties V (CA)
Consolidated Capital Growth Fund (CA)
Consolidated Capital Institutional Properties (CA)
Consolidated Capital Institutional Properties/2 (CA)
Consolidated Capital Properties VI (CA)

Cooper River Properties, L.L.C. (DE)
Cooper's Pointe CPGF 22, LP (DE)
Copper Chase Partners (IL)
Copper Mill CPGF 22, LP (DE)
Copper Chase Associates (IL)
Copperfield Partners, Ltd. (TX)
Copperwood II Ltd Partnership (TX)
Copperwood Ltd Partnership (TX)
Coral Palm Plaza Joint Venture
Corinth Square Assocs.
Cottonwood Apartments (CA)
Couch-Oxford Associates Limited Partnership (MD)
Couch-Oxford, L.L.C. (MD)
Country Lakes Associates Two Limited Partnership (IL)
Country Villa Associates (CT)
Countrybrook Associates (OH)
Countrybrook-Oxford Associates (IL)
Coventry Square Partners (TX)
Covington Pike Associates
CPF Misty Woods GP, L.L.C. (SC)
CPF 16 Woods of Inverness, LLC
CPF 16 Woods of Inverness GP, L.L.C. (SC)
CPGF 22 Hampton Greens, L.L.C. (SC)
CPGF 22 Hampton Greens GP, L.L.C.
CPGF 22 Cooper's Pointe GP, L.L.C. (SC)
CPGF 22 Copper Mill GP, L.L.C. (SC)
CPGF 22 Four Winds GP, L.L.C. (SC)
CPGF 22 Wood Creek GP, L.L.C. (SC)
CPGF 22 Plantation Creek GP, L.L.C.
CPGF 22 Stoney Creek GP, L.L.C. (SC)
CRA Investors, Ltd. (TX)
Creekside Industrial Associates (CA)
Creekside Partners (NY)
Crosland Housing Associates (SC)
Cross Creek Limited Partnership (GA)
Crows Nest Partners, Ltd. (TX)
Cumberland Court Associates
Cutler Canal Associates, Ltd. (FL)
Cutler Canal II Associates, Ltd.
Cutler Canal III Associates, Ltd.
Cypress Landing Associates (IL)
Cypress Landing Limited Partnership (IL)
D-O Associates, L.L.C. (MD)
Dallas-Oxford Associates, Limited Partnership (MD)
Daniel Lake Apts. Ltd (MS)
Darby Townhouses Associates
Darby Townhouses, L.P. (PA)
Darby Townhouses Preservation General Partner, L.L.C. (DE)

Darby Townhouses Preservation, L.P. (PA)
Darbytown Development Associates LP (VA)
Davidson Income GP Limited Partnership (DE)
Davidson GP, L.L.C. (SC)
Davidson Diversified Real Estate I, L.P. (DE)
Davidson Diversified Real Estate II, L.P. (DE)
Davidson Diversified Real Estate Investors III GP, L.P. (DE)
Davidson Diversified Real Estate Investors III, L.P. (DE)
Davidson Growth Plus, L.P. (DE)
Davidson Growth Plus GP Limited Partnership (DE)
Davidson Income Real Estate, L.P. (DE)
Dawson Springs Ltd.
Dayton III-Oxford Associates Limited Partnership(MD)
Dayton IV-Oxford Limited Partnership (MD)
DBI Parker House Limited Partnership (MD)
Decatur Meadows Housing Partners, Ltd (MS)
Deercross-Oxford Associates, L.P. (IN)
Deerfield Apartments, L.L.C.
Deerfield Beach Associates, LTD.
Delcar-S Ltd (TX)
Delcar T Ltd Partnership (TX)
Delta Square-Oxford Limited Partnership (MD)
Delta Square-Oxford, L.L.C. (MD)
Desoto Estates, LP
DFW Apartment Investors Limited Partnership (DE)
DFW Residential Investors Limited Partnership (DE)
DGP, GP, L.P.
Diakonia Associates
DIP Limited Partnership (VA)
DIP Limited Partnership II (VA)
Discovery Limited Partnership (MA)
Diversified Equities, L.P.
Dixie Apartments Associates, LTD. (FL)
Doral Garden Associates (PA)
Downing Apartments (OK)
Doyle Associates Limited Dividend Housing Association (MI)
Drexel Burnham Lambert Real Estate Associates II Limited Partnership (NY) Drexel Burnham Lambert Real Estate Associates III (NY)
Druid Hills Apartments, LP
Duke Manor Associates
Duquesne Associates No. 1
Dutton Partners
Dutton-Oxford Limited Partnership (MD)
Eagle's Nest Partnership (TX)
East Hampton Ltd Partnership (GA)
East Windsor 255 Limited Partnership (DE)
Eastcourt Village Partners (IL)
Eastgreen, Ltd. (TN)

Easton Terrace II Associates Ltd Partnership (TX)
Easton Terrace I Associates Ltd Partnership (TX)
Eastridge Apartments (PA)
Eden-Oxford Associates Limited Partnership (MD)
Edgewood II Associates (GA)
Edmond Estates Limited Partnership (AL)
Elderly Housing Associates Limited Partnership (MD)
Elm Creek Limited Partnership (IL)
Emory Grove Associates, L.P. (MD)
Emory Grove Limited Partnership (MD)
English Manor Joint Venture (TX)
English Manor Partners (TX)
Esbro Limited Partnership (AZ)
Eustis Apartments Ltd (FL)
Everest Investors 5, L.L.C. (CA)
Evergreen Club Limited Partnership (MA)
Factory Merchants AIP IV LP (SC)
Fairburn and Gordon Associates II Limited Partnership (GA)
Fairburn and Gordon Associates Limited Partnership (GA)
Fairfax Associates (VA)
Fairfield One-Oxford Limited Partnership(MD)
Fairmeadows Limited Partnership (TX)
Fairmont #2 Ltd Partnership (DC)
Fairmont #1 Ltd Partnership (DC)
Fairview Homes Associates (NJ)
Fairview Gardens LP
Fairwood Associates
Federal Square Village Ltd Partnership (CO)
Farmingdale-Oxford Associates (IL)
Fayette-Oxford Associates Limited Partnership (MD)
Fernando Associates, LTD. (FL)
Ferncliff Limited Partnership
Field Associates (RI)
Fifth Springhill Lake Limited Partnership (MD)
Fifty-One North High Street LP (SC)
First Springhill Lake Limited Partnership (MD)
First Alexandria Associates (VA)
Fisherman's Village-Oxford Associates, L.P. (IN)
Fisherman's Wharf Partners, a Texas Limited Partnership (TX)
Fisherman's Landing Apartments Limited Partnership (FL)
Flatbush Nsa Associates Ltd Partnership (NY)
Florida House-Oxford Associates (IL)
FMI Limited Partnership (PA)
Fondren Court Partners, Ltd. (TX)
Foothill Chimney Assocs. LP (GA)
Forest Apartments Associates (OH)
Forest Gardens Associates, A Maryland Limited Partnership (MD)
Forest Green Limited Partnership (FL)

Forrester Gardens Ltd (AL)
Forst Park Elderly Associates Ltd Partnership
Fort Collins Company Ltd., a California limited partnership (CA)
Fort Carson Associates Ltd Partnership (CO)
Fountain Place-Oxford Associates, L.P. (IN)
Four Winds CPGF 22, LP (DE)
Four Quarters Habitat Apartments Associates, Ltd. (FL)
Fox Associates '84
Fox Growth Partners (CA)
Fourth Springhill Lake Limited Partnership (MD)
Fox Partners VIII (CA)
Fox Partners IX (CA)
Fox Partners V (CA)
Fox Partners VI (CA)
Fox Realty Investors (CA)
Fox Realty Partners '77, Ltd. (CA)
Fox Run AP XI LP (SC)
Fox Run AP XI GP, LP (SC)
Fox Partners VII (CA)
Fox Partners IX (CA)
Fox Partners IV (CA)
Fox Partners III (CA)
Fox Partners II (CA)
Fox Partners (CA)
Fox Strategic Housing Income Partners (CA)
Fox Valley Two-Oxford Limited Partnership (MD)
Fox Valley-Oxford Limited Partnership (MD)
Foxfire Apts. V LP (SC)
Foxfire Associates, a South Carolina Limited Partnership (SC)
Foxfire Limited Dividend Housing Association (MI)
Foxwood II-REO, L.P.
Franklin Park Ltd Partnership (PA)
Franklin Chandler Associates (PA)
Franklin Chapel Hill Associates (PA)
Franklin Eagle Rock Associates (PA)
Franklin Housing Associates (PA)
Franklin Huntsville Associates (PA)
Franklin New York Avenue Associates (PA)
Franklin Woods Associates (PA)
Franklin Pheasant Ridge Associates (PA)
Franklin Pine Ridge Associates (PA)
Franklin Ridgewood Associates (PA)
Franklin Square School Associates Limited Partnership (PA)
Franklin Victoria Associates I (TX)
Fredericksburg-Oxford Associates Limited Partnership (MD)
Freeman Equities, L.P.
Friendset Housing Co Ltd Partnership (NY)
Friendship Court, LP

Frio Housing Ltd Partnership
FRP Limited Partnership (PA)
G.P. Municipal Holdings, LLC (DE)
Galion Limited Partnership
Galleria Office Partners, Ltd. (TX)
Gardenview-Oxford Associates (MI)
Garfield Hills Associates (DC)
Gate Manor Apartments Ltd (TN)
Gates Mills I Limited Partnership
Gateway Village Associates
Gateway-Oxford Associates Limited Partnership (MD)
Genesee Gardens Associates Ltd Partnership (NY)
Georgetown of Columbus Associates, L.P. (DE)
Georgetown AIP II, L.P. (SC)
GHI II Big River Associates
Gladys Hampton Homes Associates Ltd Partnership (NY)
Glenbrook Limited Partnership (MA)
Glendale Terrace LP
Glenwood-Oxford Housing Association (IN)
Golden Apartments II (NV)
Golden Apartments I (NV)
Governor's Park Apartments VII Limited Partnership (SC)
Governors Associates, L.P.
Granada AIP 6 Ltd
Grandland Realty Associates (GA)
Grandview Apartments (AR)
Great Southwest GP, L.L.C (SC)
Great Southwest Industrial, L.P. (SC)
Greater Richmond Community Development Corp. #2 & Associates
Greater Mount Calvary Terrace, Ltd. (GA)
Greater Hartford Associates (CT)
Greater Richmond Community Development Corp. #1 & Associates
Green Mountain Manor Ltd Partnership (CO)
Greenbriar-Oxford Associates, L.P. (IN)
Greenfield Apartments Limited Partnership
Greenfield Limited Partnership
Greenfield North Apartments Ltd Partnership
Greensboro-Oxford Associates Limited Partnership (MD)
Greenspring-Oxford Associates (MD)
Greentree Associates (IL)
Greenville Arms, LP
Greenville-Oxford Associates Limited Partnership (MD)
Griffith Limited Partnership (CA)
Grosvenor House Associates Limited Partnership (MD)
Grove Park Villas, Ltd (FL)
Growth Hotel Investors II (CA)
Growth Hotel Investors (CA)
Growth Hotel Investors Combined Fund #1

GSSW-REO Confederate Ridge, L.P. (MS)
GSSW-REO Providence Place, L.P. (TX)
GSSW-REO Pebblecreek, L.P. (TX)
GSSW-REO Dallas, L.P. (TX)
GSSW-REO Limited Partnership II (SC)
GSSW-REO Timberline, L.P. (TX)
GSSW-Woods on the Fairway, L.P. (TX)
Gulf Coast Partners, Ltd. (AL)
Gulf Coast Holdings Ltd
Gulfgate Partners, Ltd. (TX)
Gulfport Apts. Ltd.
Gulfway Limited Partnership (TX)
GW Carver Ltd (FL)
Gwynedd Partners Limited Partnership (PA)
Haili Associates
Haines Associates Ltd Partnership (WA)
Hainlin Mills Apt. Assoc., Ltd. (FL)
Halls Mill Ltd.
Hampton Hill Partners (TX)
Hampton Greens CPGF 22, LP (DE)
Hampton/GHI Associates No. 1
Hampton/GHI Associates No. 2
Harbor Court Associates, LTD.
Harbor Landing AP XI, LP (SC)
Harold House Limited Partnership (FL)
Harris Park Ltd Partnership (NY)
Hastings Green Partners, Ltd. (TX)
Hastings Place Partners (TX)
Hatillo Housing Associates
Hattiesburg Ltd.
HC/OAC, L.L.C. (MD)
HCW General Partners, Ltd. (TX)
HCW Pension Real Estate Fund Limited Partnership (MA)
Heatherwood-REO, L.P. (TX)
Heights Associates Ltd Partnership (NY)
Hemingway Housing Associates Ltd Partnership (SC)
Henrietta-Oxford Associates, A Maryland Limited Partnership (MD)
Heritage Village Limited Partnership (CT)
Hibber Ferry I Apartment Partners, L.P. (DE)
Hickory Ridge Associates, Ltd. (FL)
Hickory Heights Apartments, LP
Highland Park Partners (IL)
Highlands Village II Ltd (FL)
Highridge Associates, L.P. (DE)
Hillcrest Green Apartments Ltd
Hillsborough-Oxford Associates Limited Partnership (MD)
Hillside Village Associates
Hilltop Apartments Associates

Hilltop Limited Partnership (NC)
Hollows Associates Ltd Partnership (NY)
Holly Court, LP
Hollywood Gardens (DC)
HomeCorp Investments, Ltd. (AL)
Homestead Apartments Associates, Ltd.
Homestead Apartments Associates II, Ltd.
Homestead III Associates, Ltd.
Home-Oxford Associates Limited Partnership (MD)
Hospitality Inns Jacksonville Ltd II (FL)
Hospitality Inns Pensacola, Ltd.
Hospitality Inns Pensacola, Ltd. II
Hospitality Partners II (CA)
Hospitality Pensacola Partners, Ltd. (CA)
Housing Assistance of Mt. Dora Ltd (FL)
Housing Assistance of Sebring Ltd (FL)
Housing Assistance of Vero Beach Ltd (FL)
Housing Assistance of Orange City Ltd (FL)
Houston Pines, a California Limited Partnership (CA)
Houston Aristocrat Apartments Ltd Partnership (TX)
HRH Properties, Ltd.
Hudson Terrace Associates Ltd Partnership (NY)
Hunt Club Associates, Ltd. (TX)
Hunt Club Partners, L.L.C. (MD)
Hunt Club/Saddlebrook, L.L.C.(MD)
Hunter's Glen (Phase I) AP XII LP (SC)
Hunter's Glen AP XII LP (SC)
Hunter's Glen Phase I GP, LLC (SC)
Hunter's Glen Phase V GP, LLC (SC)
Hunters Run Partners Ltd. (GA)
Hurbell II Limited Partnership (SC)
Hurbell III Ltd Partnership
Hurbell IV Limited Partnership
Hurbell I Limited Partnership (NC)
Hyattsville Properties Limited Partnership (MD)
IDA Tower
Indian Valley III Limited Partnership
Indian Valley I Limited Partnership
Indian Valley II Limited Partnership
Ingram Square Apartments Ltd (TX)
International Plaza Associates, LTD
Intown West Associates Ltd Partnership (CT)
Investors First-Staged Equity, L.P. (DE)
Investors First-Staged Equity, L.P. II (DE)
IPLP Midrise, L.L.C. (DE)
IPLP Acquisition I, L.L.C. (DE)
Ivanhoe Associates Limited Partnership (PA)
J.W. English, Fondren Court Partners (TX)

J.W. English, Camelot Apartments (TX)
J.W. English Swiss Village Partners, Ltd. (TX)
Jacaranda-Oxford, L.L.C. (MD)
Jacaranda-Oxford Limited Partnership (MD)
Jacques-Miller Associates (TN)
Jamestown Village Associates
James-Oxford Limited Partnership (MD)
Jersey Park Associates Ltd Partnership (VA)
JFK Associates
JMA Equities, L.P. (DE)
Johnson Court LP (SC)
Johnston Square Associates
Johnston Square Associates Limited Partnership (MD)
Johnstown/Consolidated Income Partners / 2 (CA)
Johnstown/Consolidated Income Partners, A California Limited Partnership (CA) Jupiter - I, L.P. (DE)
Jupiter - II, L.P. (DE)
JVL 19 Associates Ltd Partnership Verified
JVL Limited Partnership
JVL Sixteen Limited Partnership
JVL 18 Associates Ltd Partnership Verified
Kalmia Apts. LP
Kemar Townhouse Associates, L.P. (IN)
Kendall Court Associates, Ltd.1
Kendall Townhome Investors, Ltd. (FL)
Kennedy Boulevard II GP, LLC (SC)
Kennedy Boulevard III GP, LLC (SC)
Kennedy Boulevard Associates
Kennedy Boulevard I GP, LLC (SC)
Kennedy Boulevard Associates I, L.P. (PA)
Kennedy Boulevard Associates II, L.P. (PA)
Kennedy Boulevard Associates III, L.P. (PA)
Kennedy Boulevard Associates IV, L.P. (PA)
Kennedy Homes Limited Partnership (FL)
Kenneth Court LP (SC)
Kenneth Arms (CA)
Kenton-Oxford Associates (IN)
Kettering-Oxford Associates (MD)
Key Parkway West Associates (MD)
Kimberly Associates Limited Partnership (MD)
Kimberton Apartments Associates Limited Partnership
Kinard LP
King Bell Associates
Kings-Oxford Associates Limited Partnership (MD)
Kinsey-Oxford Associates (OH)
Kirkman-Oxford Associates Limited Partnership (MD)
Knollcrest Apartments Ltd Partnership
La Colina Partners, Ltd. (CA)

La Colina Ranch Apartments Ltd. (TX)
LaSalle Apartments (DC)
La Vista Associates
La Fontenay LP
Lafayette Square, Ltd. (TN)
Lafayette Manor Associates Ltd Partnership
Lafayette Square Associates
Lafayette Towne Elderly, Ltd. (MO)
Lafayette Towne Family, Ltd. (MO)
Laing Village Ltd Partnership (SC)
LaJolla Partnership (TX)
Lake Avenue Associates, L.P. (OH)
Lake Avenue Offices Ltd (CA)
Lake Avenue Partners, Ltd (CA)
Lake Crossing Limited Partnership (GA)
Lake Forest Apartments (PA)
Lake Wales Villas Ltd (FL)
Lake Eden Associates, L.P. (DE)
Lake Avenue Partners, Ltd. (CA)
Lake Meadows GP, L.L.C. (SC)
Lake Ridge-Oxford Associates Limited Partnership (MD)
Lakehaven Associates One (IL)
Lakehaven Associates Two (IL)
Lakeland East Limited Partnership (CT)
Lakeridge Associates, A California Limited Partnership (CA)
Lakeshore LP
Lakeside Investors, L.L.C. (MD)
Lakeside North, L.L.C. (MD)
Lakeside Village, Limited Partnership (TN)
Lakeside Villa Associates, Ltd.
Lakeview Arms Associates Lts Partnership (NY)
Lakeview Villas Ltd (FL)
Lakewood Associates, L.P. (DE)
Lakewood AOPL LP
Landau Apartments Company, LP
Landings CPF 16, L.P. (DE)
Landmark Associates, Ltd. (TN)
Lansing-Oxford Limited Partnership (MD)
Lantana-Oxford Associates Limited Partnership (MD)
Largo/OAC, L.L.C. (MD)
Largo Partners, L.L.C. (MD)
Las Americas Housing Associates (MA)
Lassen Associates (DC)
Lauderdale Towers-REO, L.P. (TX)
Lauderdale Lakes Associates, Ltd.
Laurel Gardens, a Partnership In Commendam
Laurel-Oxford Associates Limited Partnership (MD)
Laurens Villas, LP

Lawndale Square-REO, L.P. (TX)
Lazy Hollow Partners
Le Mans Apartments LP
Lee Hy Manor Associates Ltd Partnership (VA)
Lee-Oxford Limited Partnership
Lexington-Oxford Associates (IN)
Lewisburg Associates (WV)
Lima-Oxford Associates (IN)
Lincoln Park Associates (CO)
Linden Court Associates Ltd Partnership (NY)
Lock Haven Gardens Associates
Lock Haven Elderly Associates
Long Creek-Oxford Associates Limited Partnership (MD)
Long Meadow Apartments, LP
Longwood-Oxford Associates Limited Partnership (MD)
Loring Towers Associates (MA)
Loring Towers Apartments Limited Partnership (MN)
Los Angeles Lincoln Place Investors, Ltd (CA)
Loudoun House Ltd Partnership (VA)
Louisbourg Elderly Associates
Ludlam Gardens Apartments, LTD. (FL)
Lyncstar Integrated Communications LLC (CO)
Lynn-Oxford Associates Limited Partnership (MD)
M&P Development Co.
Madison River Properties, L.L.C. (DE)
Madison Apts. Assocs.
Madisonville, Ltd.
Magnolia State Partners, Ltd. (MS)
Manzanita Arms (CA)
Maple Park West Ltd Partnership (CO)
Maple Hill Associates
Marten Manor Realty Associates (IN)
Massanutten Manor-Oxford Associates Limited Partnership (MD)
Mayfair Manor Limited Partnership
MBRF Hunt Club GP, LLC (SC)
McColl Housing Associates (SC)
McCombs Pension Investment Fund, Ltd. (CA)
McCombs Realty Partners, L.P. (CA)
Meadow Wood Associates General Partnership
Meadowbrook Drive Limited Partnership (IL)
Meadowgreen Associates, LTD (FL)
Meadowood Townhouses III Limited Partnership (MD)
Meadowood Townhouses I Limited Partnership
Meadows IV Ltd.
Meadows II Ltd
Meadows Partners IV, Ltd. (MS)
Meadows Partners, Ltd. (MS)
Meadows Apartments Limited Partnership (NV)

Meadows East Apartments Limited Partnership
Meadows Limited Partnership (IL)
Melbourne-Oxford Associates Limited Partnership (MD)
Menlo Limited Partnership (AZ)
Merced Commons (DC)
Merced Commons II (DC)
Meridian Meadows-Oxford Limited Partnership (MI)
Meridian Meadows, L.L.C. (MD)
Meridian-REO, L.P. (TX)
Merrifields Associates
Mesa Dunes MHP LP (SC)
Mesa Ridge Partnership (TX)
Mesa Dunes GP, LLC (SC)
Miami Elderly Associates Ltd Partnership (OH)
Miami Court Associates, LTD (FL)
Middletown-Oxford Limited Partnership (MD)
Midtown Plaza Associates, Ltd.
Mill Street Associates Ltd Partnership (IL)
Miller Village (Eastline Associates)
Milliken Apartments Company
Minneapolis Business Park JV
Miramar Housing Associates Ltd Partnership
Misty Woods CPF 19, LP (DE)
Monaco Arms Associates II Ltd (FL)
Monaco Arms Associates I (FL)
Monmouth Associates Ltd Partnership (WA)
The National Housing Partnership (General Partner)
Monroe-Oxford Associates Limited Partnership (MD)
Montblanc Gardens Apartments Associates (MA)
Montblanc Housing Associates (MA)
Montgomery Realty Company - 84 (CA)
Montgomery Partners, Ltd. (CA)
Montgomery Realty Company - 85 (CA)
Monument Street Ltd Partnership (MD)
Moral Gardens Associates
Morrisania Towers Housing Company Ltd Partnership (NY)
Morton Towers Apartments, L.P. (DE)
Moss Gardens Ltd, a Partnership in Commendam
Mount Clare-Oxford Associates, A Maryland Limited Partnership (MD) Mountain Run, L.P. (DE)
MRR Ltd Partnership
Multi-Benefit Realty Fund 87-1, California Limited Partnerships (A) (CA) Multi-Benefit Realty Fund 87-1, California Limited Partnerships (B) (CA) Murphy-Blair Associates III, L.P. (MO)
Muske Ltd Partnership (MI)
Naples-Oxford Limited Partnership (MD)
Naples-Oxford, L.L.C. (MD)
Nashua-Oxford Bay Associates Limited Partnership (MD)

Natchez Ltd
Natick Associates
National Housing Partnership Realty Fund I (MD)
National Housing Partnership Realty Fund III (MD)
National Housing Partnership Realty Fund IV
National Housing Partnership Realty Fund Two
National Pinetree Limited Partnership (NC)
National Property Investors III (CA)
National Property Investors 4 (CA)
National Property Investors 5 (CA)
National Property Investors 6 (CA)
National Property Investors 7 (CA)
National Property Investors 8, a California Limited Partnership (CA) Neighborhoods of The Universities Lock Street Apartments Company (NJ) New Castle-Oxford Associates (IN)
New Vistas Apartments Associates Phase II
New Fairways LP
New Hidden Acres, LP
New Horizons Associates, LTD.
New Lake Meadows, L.P. (SC)
New Shelter V LP (DE)
New Timber Ridge GP, L.P. (DE)
New Timber Ridge, L.P. (DE)
New Snowden Village I LP (DE)
New Vistas Apartments Ltd Partnership
New West 111th Street Housing Company Ltd Partnership (NY)
New West 111th Street Two Associates Ltd Partnership (NY)
Newberry Arms, LP
Newington-Oxford Associates Limited Partnership (MD)
Newport-Oxford Associates Limited Partnership (MD)
Newton Hill Limited Partnership
NHP Bayshore Associates L.P. (DE)
NHP Bayshore, L.P. (DE)
NHP Country Gardens, L.P.
NHP Cranbrook Club Associates L.P.
NHP Cranbrook Club Limited Partnership (DE)
NHP Employee Limited Partnership (DC)
NHP/HG Ten, L.P. (DE)
NHP Hollymead Associates L.P. (DE)
NHP Hollymead L.P. (DE)
NHP Investment Partners I
NHP Kingston Associates L.P. (DE)
NHP Kingston L.P. (DE)
NHP Mattapony, LP (DE)
NHP Mid-Atlantic Partners One Limited Partnership (DE)
NHP Mid-Atlantic Partners Three Limited Partnership (DE)
NHP Mid-Atlantic Partners Two Limited Partnership (DE)
NHP Park Village Associates L.P.

NHP Park Village Limited Partnership
NHP Parkway Associates L.P.
NHP Parkway L.P.
NHP Partners Two Limited Partnership (DE)
NHP Pembroke Courts Associates L.P
NHP Pembroke Courts L.P (DE)
NHP Point West Associates '85
NHP Ramblewood Associates L.P.
NHP Ramblewood L.P.
NHP Ridgewood Partners, L.P. (DE)
NHP Tropical Gardens Associates L.P.
NHP Tropical Gardens Limited Partnership
NHP Villas Associates L.P.
NHP Villas Associates Two, L.P.
NHP Villas L.P.
NHP Windsor Crossing Associates, L.P.
NHP Windsor Crossing, L.P.
NHP Woodshire Associates L.P.
NHP Woodshire, L.P. (DE)
Ninth Springhill Lake Limited Partnership (MD)
Nob Hill Villa Apartments Associates, L.P. (TN)
Norco Associates (PA)
North River Village III Limited Partnership (SC)
North Gate-Oxford Associates Limited Partnership (IN)
North Lake Terrace Associates Ltd Partnership (TX)
North Point-Oxford Associates Limited Partnership (MD)
North Washington Park Partnership (IL)
North Woods-Oxford Associates Limited Partnership (IN)
North River Village III GP LP
North Coast/Syracuse LP
Northbrook Partners, Ltd.
Northbrook Apts. Ltd (MS)
Northgate Limited, L.P. (DE)
Northgate Village Limited Partnership
Northwest Terrace Associates Ltd Partnership (TX)
NPI-AP Management, L.P. (DE)
NPI-CL Management, L.P. (DE)
OA '77 Cameron, L.L.C. (MD)
OAC L.L.C. (MD)
OAC Limited Partnership (MD)
Oak Park-Oxford Associates Limited Partnership (MI)
Oak Falls Partners (TX)
Oak Hill Apartment Associates
Oak Hollow South Associates (PA)
Oak Park Partnership (IL)
Oak Run, L.P. (SC)
Oak Run GP, L.L.C. (SC)
Oak West Limited Partnership (OK)

Oakland City/West End Associates Ltd. (GA)
Oakland Village Townhouse Associates Ltd Partnership
Oakland Company, LP
Oakwood Limited Partnership
OAMCO I, L.L.C. (DE)
OAMCO II, L.L.C. (DE)
OAMCO III, L.L.C. (DE)
OAMCO IV, L.L.C. (DE)
OAMCO VII, L.L.C. (DE)
OAMCO VIII, L.L.C. (DE)
OAMCO IX, L.L.C. (DE)
OAMCO XV, L.L.C. (DE)
OAMCO XVI, L.L.C. (DE)
OAMCO XVII, L.L.C. (DE)
OAMCO XVIII, L.L.C. (DE)
OAMCO XIX, L.L.C. (DE)
OAMCO XX, L.L.C. (DE)
OAMCO XIII, L.L.C. (DE)
OAMCO XIV, L.L.C. (DE)
OAMCO XVIII, L.P. (DE)
OAMCO XIX, L.P. (DE)
OAMCO XX, L.P. (DE)
OAMCO XXI, L.P. (DE)
OAMCO XXI, L.L.C. (DE)
OAMCO XXII, L.L.C. (DE)
OAMCO XXIII, L.L.C. (DE)
OAMCO XXIV, L.L.C. (DE)
OAMCO XXV, L.L.C. (DE)
OAMCO XXVI, L.L.C. (DE)
OAMCO XXVIII, Limited Partnership (DE)
OAMCO XXX, Limited Partnership (DE)
Ocala Place Ltd. (FL)
Ocala-Oxford Limited Partnership (MD)
OFA Partners (PA)
Okemos Station-Oxford Associates (MI)
Old Farm Associates (PA)
Olde Towne Associates L.P. (IN)
Olde Mill Investors Limited Partnership (DE)
Oliver Associates, A Maryland Limited Partnership (MD)
One West Conway Associates Ltd Partnership (MD)
One Lytle Place (OH)
Opa Locka Associates, LTD. (FL)
Orange Village Associates (PA)
Orange City Villas II Ltd (FL)
Orangeburg Manor (SC)
Orchard Park Associates Joint Venture, a SC general partnership (SC) Orchard Mews Associates Ltd Partnership (MD)
Orchard Park Apartments, L.P.

Orlando-Lake Conway Limited Partnership (CT)
ORP Acquisition Partners Limited Partnership (MD)
ORP One L.L.C. (MD)
ORP Two L.L.C. (MD)
ORP Three L.L.C. (MD)
ORP Four Limited Partnership (MD)
OTC Apartments Limited Partnership (FL)
OTEF II Associates Limited Partnership (MD)
Outlets GP, L.L.C. (SC)
Outlets Mall LP (DE)
Overbrook Park Ltd
Overlook Associates Ltd (GA)
Oxford Apartments Ltd (IL)
Oxford Associates '76 Limited Partnership (DE)
Oxford Associates '77 Limited Partnership (DE)
Oxford Associates '78 Limited Partnership (IN)
Oxford Associates '79 Limited Partnership (IN)
Oxford Associates '80 Limited Partnership (IN)
Oxford Associates '81 Limited Partnership (IN)
Oxford Associates '82 Limited Partnership (IN)
Oxford Associates '83 Limited Partnership (IN)
Oxford Associates '84 Limited Partnership (IN)
Oxford Associates '85 Limited Partnership (IN)
Oxford Associates '86 Limited Partnership (IN)
Oxford Bethesda I Limited Partnership (MD)
Oxford Bethesda II Limited Partnership (MD)
Oxford Fund I Limited Partnership (MD)
Oxford Managers I, Limited Partnership (MD)
Oxford Managers II, Limited Partnership (MD)
Oxford Managers III-A Limited Partnership (MD)
Oxford Multiple Equities for Growth & Appreciation Limited Partnership (MD) Oxford Partners I Limited Partnership (IN)
Oxford Partners II Limited Partnership (MD)
Oxford Partners III Limited Partnership (MD)
Oxford Partners V Limited Partnership (MD)
Oxford Partners X, L.L.C. (MD)
Oxford Place Associates (RI)
Oxford Oaks Investors Ltd Partnership (OK)
Oxford Residential Properties I Limited Partnership (MD)
Oxford Tax Exempt Fund II Limited Partnership (MD)
Oxford-Columbia Associates, A Maryland Limited Partnership (MD)
Oxford-Kirkwood Associates, A Maryland Limited Partnership (MD)
P W VI Associates Ltd Partnership
P W III Associates Ltd Partnership
P W IV Associates Ltd Partnership
P W V Associates Ltd Partnership
P.A.C. Land II Limited Partnership (OH)
Palm Aire-Oxford Limited Partnership (MD)

Palm Beach-Oxford Limited Partnership (MD)
Palm Lake Associates, LTD. (FL)
Palm Beach Apartments, L.P.
Palm House Ltd Partnership
Palmer Square Apartments Associates
Parc Chateau Section I Associates (GA)
Parc Chateau Section II Associates (GA)
Parham-Oxford Associates, A Maryland Limited Partnership (MD)
Park Avenue West I Limited Partnership
Park Avenue West II Limited Partnership
Park Creek Ltd Partnership (CO)
Park North-Oxford Associates, A Maryland Limited Partnership (MD)
Parkview Arms Associates I Ltd Partnership (OH)
Parkview Arms Associates II Ltd Partnership (OH)
Parkview Apartments Ltd Partnership (SC)
Parkview Associates Ltd Partnership Verified
Parkways Associates Ltd Partnership (IL)
Patman Switch Associates (LA)
Pavilion Associates
Pebble Point-Oxford Associates, L.P. (IN)
Peppermill Village-Oxford Associates (IN)
Pelham Place GP Limited Partnership (SC)
Pelham Place L.P. (SC)
Pendleton Riverside Apartments Oregon Ltd (OR)
Penn Hall Associates Ltd Partnership (WA)
Peppermill Place Partners (TX)
Peppertree Village Of Avon Park Ltd (FL)
Pershing Waterman Phase I Ltd Partnership
Pickwick Place AP XII, LP (SC)
Pine Bluff Associates, A Maryland Limited Partnership (MD)
PineHaven Villas Apartments LP
Pinehurst, Ltd.
Pinellas-Oxford Associates Limited Partnership (MD)
Pittsfield Neighborhood Associates
Placid Lake Associates, Ltd. (FL)
Plainview Apartments, LP (SC)
Plantation Partners Ltd. (FL)
Plantation Creek CPGF 22, LP (DE)
Pleasant Valley Apartments Ltd Partnership
Point West Associates Limited Partnership (GA)
Point West Limited Partnership (KS)
Point James Apts., LP
Polynesian Apartments Associates, LTD.
Poplar Square GP LP (SC)
Poplar Square AIP III LP (SC)
Porterwood-REO, L.P. (TX)
Portfolio Properties Eight Associates (DC)
Portland Plaza Ltd Partnership

Portner Place Associates Ltd Partnership
Post Ridge Associates, Ltd. (TN)
Post Street Associates Ltd Partnership (NY)
Preferred Properties Fund 80 (CA)
Pride Gardens
Prime H.C. Limited Partnership (TX)
Prime Crest, L.P. (TX)
Prime Aspen Limited Partnership (TX)
Prince Street Towers Ltd Partnership
Property Asset Management Services, L.L.C. (DE)
Property Asset Management Services-California, L.L.C. (CA)
Pueblo Ltd Partnership (CO)
Quail Run IV GP LP
Quail Woods Developers Limited Partnership (NC)
Quail Woods Apartments Partners, L.P. (DE)
Quail Run IV LP (SC)
Quail Run Associates, L.P. (DE)
Queen's Court Joint Venture (TN)
Queenstown Apartments Ltd Partnership (MD)
Quint Properties
Raintree Pensacola, L.P. (SC)
Raintree GP, L.L.C. (SC)
Ramblewood LP (MI)
Ramblewood Services, LLC (DE)
Rancho Townhouse Associates (DC)
Rancho Arms (DC)
Randol Crossing Investors (IL)
Randol Crossing Partners (IL)
Raymonia Apts. LP
RC Associates (IL)
Real Estate Venture Fund III Limited Partnership (MA)
Red River Estates, LP
Reddman-Oxford Associates Limited Partnership (MD)
Reedy River Properties, L.L.C. (DE)
Registry Square Ltd Partnership
Related/Advance Capital, Ltd. (FL)
Related/GMN Biscayne, Ltd. (FL)
Related Management Company of Florida (FL)
Related/Winchester, Ltd. (FL)
Renaissance-Oxford Associates Limited Partnership (MD)
Residual Equities, L.P. (DE)
Restaurant Properties 1978, Ltd. (TN)
Retirement Manor Associates (CA)
RI-15 Limited Partnership (DC)
Richlieu Associates
Ridge Carlton Associates (MA)
Ridgecrest Associates (IL)
Riding Club, Ltd. (DE)

River Loft Associates Limited Partnership (MA)
River Hill, Limited (TN)
River Loft Apartments Limited Partnership (PA)
River Woods Associates Ltd Partnership (IL)
River's Edge Associates Limited Dividend Housing Association (MI)
Rivercrest Apartments Limited Partnership (SC)
Rivercreek Apartments LP (SC)
Riverfront Apartments Ltd Partnership
Riverside Park Associates Limited Partnership (DE)
Riverview II Associates (NY)
Riverwalk Associates LP (MO)
River Wood Associates Limited Partnership (IN)
Rockwell Limited Partnership
Rolling Meadows Of Ada Ltd (OK)
Roosevelt Gardens II
Roosevelt Gardens LP
Roswell-Oxford Limited Partnership (MD)
Royal Coast Apt. Assoc., Ltd. (FL)
Royal Towers Limited Partnership (MO)
RT Homestead Associates, Ltd. (FL)
RT Walden Associates, Ltd. (FL)
Ruffin Road Associates Limited Partnership (VA)
Runaway Bay-Oxford Associates, L.P. (MD)
Runaway Bay II-Oxford Associates Limited Partnership (MD)
Ruscombe Gardens Ltd Partnership (MD)
Russ Allen Plaza Associates, LTD
Rutherford Park Townhouses Associates
S.A. Apartments, Ltd. (AL)
Sabal Palm Associates, Ltd.
Southwest Affordable Housing Fund Limited Partnership (DE)
SAHF II Limited Partnership (DE)
Saint George Villas (SC)
Salem GP, L.L.C. (SC)
Salem Courthouse LP (SC)
Salem Arms of Augusta LP (SC)
Salem-Oxford Associates Limited Partnership (MD)
San Bruno-Oxford Limited Partnership (MD)
San Juan Apartments (DC)
San Souci-REO, L.P. (TX)
San Juan del Centro Limited Partnership (CO)
San Jose Limited Partnership (TX)
Sandy Springs Associates Ltd
Scandia Associates L.P. (IN)
Schaumburg-Oxford Limited Partnership (MD)
Schumaker Glen Associates, A Maryland Limited Partnership (MD)
Scotch Associates Limited Partnership (PA)
Scotch Lane Associates (PA)
Seagrape Village Associates, LTD.

Seaside Point Partners, Ltd. (TX)
Seasons Apartments, L.L.C. (TX)
Seasons Apartments, L.P. (TX)
Seminole-Oxford Associates Limited Partnership (MD)
Sencit Selinsgrove Associates
Sencit Towne House LP
Sencit New York Avenue Associates
Sencit Kelly Township Associates
Sencit F/G Metropolitan Associates (NJ)
Sencit Lebanon Company
Sencit Jacksonville Company, Ltd (FL)
Serramonte Plaza, a California Limited Partnership (CA)
Shaker Square, L.P. (DE)
Seventh Springhill Lake Limited Partnership (MD)
Shannon Manor
Sharon Woods, L.P (DE)
Sharp-Leadenhall Associates, A Maryland Limited Partnership (MD) Sharp-Massachusetts Investment Limited Partnership (DE) Shearson/Calmark Heritage Park, Ltd. (CA)
Shearson/Calmark Heritage Park II, Ltd. (CA)
Shelter V GP SC LP (SC)
Shelter Properties V Limited Partnership (SC)
Shelter IV GP LP (SC)
Shelter Properties I Limited Partnership (SC)
Shelter Properties III (A South Carolina Limited Partnership) Shelter Properties VII (A South Carolina Limited Partnership) Shelter Properties VI (A South Carolina Limited Partnership) Shelter Properties IV (A South Carolina Limited Partnership) Shelter Properties II (A South Carolina Limited Partnership) Shelter I GP LP (DE)
Shelter III GP Limited Partnership (SC)
Shelter V GP LP (SC)
Shelter VII GP Limited Partnership (SC)
Sherman Terrace Associates
Shoreview Apartments (DC)
Signature Point Partners, Ltd. (TX)
Signature Point Joint Venture (TX)
Silver Blue Lake Apartments, LTD.
Singleton-Oxford Associates Limited Partnership (MD)
Site 10 Community Alliance Associates Ltd Partnership (NY)
Sixth Springhill Lake Limited Partnership (MD)
Sleepy Hollow Apartments Ltd Partnership
Snap IV Ltd Partnership (GA)
SNI Development Company Ltd Partnership (NY)
Snowden Village Associates, L.P. (DE)
Snowden Village GP Limited Partnership (DE)
Snowden GP, L.L.C. (SC)
Somerset-Oxford Associates (MI)

South Port CCP/IV, L.L.C. (SC)
South Brittany Oaks, L.P. (DE)
South Windrush Properties, L.P. (TX)
South Port Apartments, A California Limited Partnership (CA)
South Mountain Terrace Ltd
South Dade Apartments, LTD.(FL)
South Hiawassee Village Ltd (FL)
South La Mancha, L.P. (DE)
South Landmark Properties, L.P. (TX)
Southmont Apartments (AR)
Southridge Apartments Limited Partnership (TX)
Southridge Investors (IL)
Southridge Associates (IL)
Southridge-Oxford Limited Partnership (MD)
Southward Limited Partnership (TX)
Southwest Associates, L.P. (DE)
Spartanburg-Oxford Limited Partnership (MD)
Spring Meadow Limited Partnership (MA)
Springfield Facilities, LLC (MD)
Springhill Commercial Limited Partnership (MD)
Springhill Lake Investors Limited Partnership (MD)
Spruce Ltd Partnership
Spyglass-Oxford Associates, L.P. (IN)
St. Mary's - Oxford Associates Limited Partnership (MD)
St. Nicholas Associates Ltd Partnership (NY)
Stafford Apartments Ltd Partnership (MD)
Stanbridge LP (Lakeshore I)
Standart Woods Associates Limited Partnership (DE)
Staunton Heights LP (Lakeshore III)
Sterling Crest Joint Venture (TN)
Stirling Court Partners (TX)
Stock Island Ltd Partnership (FL)
Stone Hollow-REO, L.P. (TX)
Stone Ridge Apartments, L.L.C. (SC)
Stonecreek, Limited (TN)
Stonecreek/Waters Landing, L.L.C. (MD)
Stoney Creek CPGF 22, LP (DE)
Stoney Greens, LLC (SC)
Stonybrook Apartments Associates (SC)
Storey Manor Associates Ltd Partnership (IL)
Stratford Place Investors Limited Partnership (DE)
Strawbridge Square Associates Ltd Partnership (VA)
Sturbrook Investors, Ltd.
Sugar Bush Oxford Associates (IN)
Summersong Townhouse Ltd Partnership (CO)
Summerwalk NPI III, L.P. (SC)
Summerwalk Properties, L.L.C. (MD)
Sunbury Partners, Ltd. (TX)

Sunnycrest Manor Associates (IN)
Sunrise Associates Ltd Partnership (IL)
Sunset Plaza Apartments
Suntree-Oxford Associates Limited Dividend Housing Association (MI) Susquehanna View LP
Sutton Place CCP V, LP (SC)
Swift Creek Apts. of Hartsville, LP
Sycamore Creek Associates, L.P. (DE)
T.M. Alexander Associates, LTD. (FL)
TAHF II Limited Partnership (DE)
Tamarac Pines II Ltd Partnership
Tamarac Pines Ltd Partnership
Tara Bridge Limited Partnership (GA)
Taunton II Associates (MA)
Taunton Green Associates (MA)
Texas Apartment Investors General Partnership (DE)
Texas Affordable Housing Investment Fund I Limited Partnership (NC) Texas Cheyenne Village Apartments Ltd Partnership (TX)
Texas Residential Investors Limited Partnership (DE)
The Bluffs Development Limited Partnership (IN)
The Chimneys-Oxford Associates (IN)
The Corners Apartments IV Limited Partnership (SC)
The Courtyard-Oxford Associates (IN)
The Crossings II Limited Partnership (GA)
The Fondren Court Joint Venture (TX)
The Glens LP
The Houston Recovery Fund (TX)
The Meadows Apartments (SC)
The National Housing Partnership (DC)
The Park at Cedar Lawn, Ltd. (TX)
The Rogers Park Partnership (IL)
The Terraces Associates (IN)
The Trails GP Limited Partnership
The Trails, LP (SC)
Third Springhill Lake Limited Partnership (MD)
Thrippence Associates, Ltd. (GA)
Thurber Manor Associates, L.P. (DE)
Tidewater-Oxford Limited Partnership (MD)
Tiffany Rehab Associates (MO)
Timberhill Associates LP
Timberlake Apartments Limited Partnership (TX)
Timberwoods Associates, LP
Timuquana Park Associates, Ltd. (FL)
Tinker Creek Limited Partnership (VA)
Tompkins Terrace Associates (NY)
Town North, a Limited Partnership (ARK)
Towne Parc-REO, L.P. (TX)
Township at Highlands Partners, Ltd. (TX)

Townview Towers I Partnership, Ltd.
Travis One-Oxford Limited Partnership (MD)
Treeslope Apartments Limited Partnership (SC)
Tri-Properties Associates, LP (SC)
Trianon Ltd. A LP
Trinity Hills Village Apartments Ltd Partnership (TN)
Trinity Towers 14th Street Associates Ltd Partnership
Trinity-Oxford Associates L.P. (IN)
Tumast Associates
Turnberry-REO, L.P. (TX)
Twin Gables Associates Ltd Partnership (OH)
Twin Towers Associates
Two Bridges Associates Ltd Partnership (NY)
Tyee Associates
U.S. Realty Partners, Limited Partnership (SC)
U.S. Shelter, LP (SC)
Underwood Associates Limited Partnership (CT)
Underwood-Oxford Associates Limited Partnership One (CT)
United Investors Income Properties (A Missouri Limited Partnership) United Investors Growth Properties II (MO)
United Investors Growth Properties (A Missouri Limited Partnership) United Investors Income Properties II (MO)
United Front Homes (MA)
United Handicap Federation Apartments Associates Limited Partnership (MN) United House Associates
United Housing Partners-Cuthbert Ltd (GA)
United Housing Partners Elmwood Ltd
United Housing Partners Morristown Ltd Partnership
United Housing Partners Welch Ltd (TN)
United Housing Partnership Carbondale Ltd (TN)
United Redevelopment Associates Ltd Partnership (NY)
University Plaza Associates
Urbanizacion Maria Lopez Housing Company Ltd Partnership (NY)
US Realty I Limited Partnership
Vantage '78 Ltd Partnership
Verdes Del Oriente
Verdes Del Oriente Preservation, L.P. (CA)
Villa De Guadalupe Associates (DC)
Villa De Guadalupe Associates Preservation, L.P. (CA)
Villa Nova Limited Partnership (TN)
Village Apts.
Village Circle Apartments Ltd Partnership
Village Green Limited Partnership (FL)
Village Green Apartments Company Ltd (AL)
Village Oaks-Oxford Associates, A Maryland Limited Partnership (MD) Vineville Towers Associates Ltd (GA)
Vista APX, Ltd.
Vistas De San Juan Associates Ltd Partnership

Vistula Heritage Village (OH)
VMS Apartment Portfolio Associates III, a California Limited Partnership (CA) VMS National Residential Properties Joint Venture (IL)
VMS Apartment Portfolio Associates II, a California General Partnership (CA) VMS National Residential Portfolio II (IL)
VMS National Residential Portfolio I (IL)
Voltaire Assocs. (GA)
Waico Phase II Associates Ltd Partnership (WI)
Waico Apartments Associates Ltd Partnership (WI)
Walden Oaks Associates Ltd Partnership
Walden Pond Assoc., Ltd.
Walden Joint Venture Limited Partnership (MD)
Walhalla Gardens LP
Walker Springs, Limited (A Tennessee Limited Partnership) (TN)
Walmsley Terrace Associates Limited Partnership (VA)
Walnut Springs Associates (IL)
Walnut Springs Limited Partnership (IL)
Walnut Hills Associates Ltd
Walters/Property Asset Management Services, L.L.C. (DE)
Wash-West Properties
Washington Manor Limited Partnership (TX)
Washington Chinatown Associates Ltd Partnership
Waterford Square Apartments, Ltd.
Waters Landing Partners, L.L.C. (MD)
Waters Towers Associates Ltd Partnership (MD)
Waynesboro Ltd. (MS)
West Trails Partners, Ltd. (TX)
West Oak Village Limited Partnership
West Lake Arms Limited Partnership (DE)
Westbury Investors Limited Partnership (DE)
Westbury Limited Partnership (MD)
Westchase Midrise Office Partners, Ltd. (TX)
Westchester-Oxford Limited Partnership (MI)
Westchester-Oxford, L.L.C. (MD)
Westgate Apartments
Westlake Apts. Assocs.
Westlake East Associates, L.P.
Westminster Associates Ltd Partnership (MD)
Westridge-Oxford Limited Partnership (MD)
Whispering Pines AIP 6 LP (SC)
Whitefield Place Ltd Partnership
Wickford Associates (NC)
Wigar Ltd Partnership
Williamsburg South Apartments LP (SC)
Williamsburg East-REO, L.P. (TX)

Williamsburg Limited Partnership (IL)
Williamsburg-Oxford Limited Partnership (MD)
Willow Creek, L.P. (DE)
Winchester Gardens, Ltd. (FL)
Wind Drift-Oxford Associates, L.P. (IN)
Windridge-Oxford Associates Limited Partnership (MD)
Windsor Apartments Limited Partnership (DE)
Windsor Crossings Limited Partnership
Windsor Hills I LP (DE)
Wingfield Club Investors, Limited Partnership (KS)
Wingfield Investors LP (KS)
Winnsboro Arms LP
Winrock-Houston Limited Partnership (DE)
Winter Park Associates LP
Winthrop Houston Associates Limited Partnership (DE)
Winthrop Apartment Investors Limited Partnership (MD)
Winthrop Growth Investors I Limited Partnership (MA)
Winthrop Texas Investors Limited Partnership (MD)
WL/OAC, L.L.C. (MD)
Wolf Ridge Apartments, Ltd.
Wollaston Manor Associates (MA)
Wood Creek CPGF 22, LP (DE)
Woodberry Forest-REO, L.P. (TX)
Woodcrest Apartments, Ltd. (TX)
Woodhaven Associates, a Virginia Limited Partnership (VA)
Woodhill Associates (IL)
Woodland Hills-Oxford Associates (MI)
Woodland Ridge Associates (IL)
Woodland Ridge II Partners (IL)
Woodland Apartments L.P.
Woodlawn Village Associates, L.P. (DE)
Woodmark Limited Partnership (VA)
Woodmere Associates, L.P. (DE)
Woods Edge-Oxford Associates, L.P. (IN)
Woods Mortgage Associates (PA)
Woods of Inverness CPF 16, L.P. (DE)
Woodside Village
Woodside Villas of Arcadia Ltd (FL)
Woodway Office Partners, Ltd. (TX)
Worcester Episcopal Housing Company (MA)
Wyckford Commons, L.P. (DE)
Wyntre Brook Associates (PA)
Yadkin Associates Ltd Partnership
Yorktown Towers Associates (IL)
Zickler Associates Limited Partnership (IN)
ZIMCO I L.L.C. (MD)
ZIMCO I Limited Partnership (MD)
ZIMCO II L.L.C. (MD)

ZIMCO II Limited Partnership (MD)
ZIMCO III Limited Partnership (MD)
ZIMCO IV Limited Partnership (MD)
ZIMCO V L.L.C. (MD)
ZIMCO VI L.L.C. (MD)
ZIMCO VII L.L.C. (MD)
ZIMCO VIII L.L.C. (MD)
ZIMCO IX L.L.C. (MD)
ZIMCO X L.L.C. (MD)
ZIMCO XI L.L.C. (MD)
ZIMCO XII L.L.C. (MD)
ZIMCO XIII L.L.C. (MD)
ZIMCO XIV L.L.C. (MD)
ZIMCO XV L.L.C. (MD)
ZIMCO XVI L.L.C. (MD)
ZIMCO XVII L.L.C. (MD)
ZIMCO XVIII L.L.C. (MD)
ZIMCO XIX L.L.C. (MD)
ZIMCO XX L.L.C. (MD)
ZIMCO XXI L.L.C. (MD)
ZIMCO XXII L.L.C. (MD)
ZIMCO XXIII L.L.C. (MD)
ZIMCO XXIV L.L.C. (MD)
ZIMCO XXV L.L.C. (MD)
ZIMCO XXVI L.L.C. (MD)
ZIMCO XXVII L.L.C. (MD)
ZIMCO XXVIII L.L.C. (MD)
ZIMCO XXIX L.L.C. (MD)
ZIMCO XXX L.L.C. (MD)
ZIMCO XXXI L.L.C. (MD)
ZIMCO XXXII Limited Partnership (MD)
ZIMCO XXXIII L.L.C. (MD)

National Partnership Investments Corp.
341 Housing Corp.
Blvd. I Housing Corp.
Casden Broadcast Center QRS Inc.
Casden Canyon Terrace QRS Inc.
Casden Centinela QRS Inc.
Casden Creekside QRS Inc.
Casden Crescent Gardens QRS Inc.
Casden HillCreste QRS Inc.
Casden Indian Oaks QRS Inc.
Casden Lakes QRS Inc.
Casden Malibu Canyon QRS Inc.
Casden Park La Brea Inc.
Casden Properties QRS II Inc.
Casden Properties QRS III Inc.
Casden Topanga QRS Inc.
Casden Westwood QRS, Inc.
HAPI Management Inc.
HMI Property Management (Arizona) Inc.
HMI Property Management Inc.
Mayer Management Inc.
Mayer Property Services Inc.
2020 Bruckner Associates Limited Partnership
AIC REIT Properties LLC
Alliance Towers Limited Partnership
Antelope Valley Apartments Limited Partnership
Armitage Commons Associates
Arrowsmith, Ltd.
Ashland Manor Limited Partnership
Atlanta Associates Limited Partnership
Bangor House Proprietary Limited Partnership
Bannock Arms Second Limited Partnership
Barnesboro Associates, a Pennsylvania Limited Partnership
Bedford House Limited Partnership
Berkeley Gardens Limited Partnership
The Biltmore Ltd.
Buckingham Apartments Limited Partnership
Camarillo - Rosewood Associates Limited Partnership
Casa de las Hermanitas Limited Partnership
Casden Broadcast Center GP LLC
Casden Canyon Terrace GP LLC
Casden Canyon Terrace LP
Casden Centinela GP LLC
Casden Centinela LLC
Casden Creekside GP, LLC
Casden Creekside LP
Casden Crescent Gardens GP LLC
Casden Crescent Gardens LP
Casden Glendon LLC
Casden Glendon Member LLC
Casden HillCreste Apartments LLC
Casden HillCreste GP LLC
Casden HillCreste LP
Casden HillCreste Mezzanine Member LLC

Casden Indian Oaks GP LLC
Casden Indian Oaks LP
Casden Lakes GP, LLC
Casden Lakes LP
Casden Malibu Canyon GP LLC
Casden Malibu Canyon LP
Casden New Haven Plaza LP
Casden Park La Brea LLC
Casden Park La Brea A LLC
("Palazzo")
Casden Park La Brea B LLC
Casden Park La Brea C LLC
Casden Properties GP I LLC
Casden Properties GP I LP
Casden Properties GP II LP
Casden Properties GP III LP
Casden Properties Operating Partnership, LP
Casden Properties Sub LLC
Casden Topanga GP LLC
Casden Topanga LP
Castle Park Associates Limited Partnership
Castlewood Associates, L.P.
Centennial/Ft. Wayne Associates, L.P.
Center City Associates
Chidester Place Limited Dividend Housing Association
City Heights Development Company
City Line Associates
Coachlight Apartments Co.
Coatesville Towers
Creekside Gardens Investment Company
Creekview Associates
Delhaven Manor, Ltd.
Denny Place Limited Partnership
East Central Towers Associates Limited Partnership
East Haven Real Estate Associates Limited Partnership
Florence Gardens Development Co., Limited Partnership
Foothill Gardens Limited Partnership, a California limited partnership Fox Run Apartments, Ltd.
Frazier Park Apartments Limited Partnership
Freeland Associates, Ltd.
Gadsden Towers, Ltd.
Gary Manor Assoc. Limited Partnership
Glenoaks Townhomes Limited Partnership
Grandview Homes Limited Partnership
Hamlin Estates Limited Partnership
Hemet Estates Limited Partnership
Heritage Square, Ltd.
Highlawn Place Limited Partnership
Hillsdale Associates Limited Dividend Housing Association
Hudson Street Apartments, LP
Hyattsville Housing Associates Limited Partnership
Kern Villa Limited Partnership
King Towers Associates Limited Partnership
La Loma Associates Limited Partnership
Lauderhill Apartment Investors Limited Partnership
Lincoln Mariners Associates Limited





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Lincoln Oceanside Associates Limited Partnership
Lincoln Plummer Village Associates Limited Partnership
Lincoln Property Company No. 409, Ltd.
Locust House Associates Limited Partnership
Mayer Beverly Park Limited Partnership
Mulberry Associates
New Baltimore Towers LP
New Haven Associates Limited Partnership
Normandie Avenue Limited Partnership
Northwinds Apartments, L.P.
O'Fallon Associates of Illinois Limited Partnership
OHA Associates
Pacific Coast Villa Limited Partnership
Palm Springs Senior Citizens Complex
Panorama City I Limited Partnership
Panorama City II Limited Partnership
Panorama Park Apartments Limited Partnership
Park Run Apartments, Ltd.
Parkview Associates Limited Partnership
Pennbrook Apartments Associates
Pennsylvania Associates
Peppertree Associates
Philippi Towers Limited Partnership
Pine Lake Terrace Associates LP
Pinewood Place Apartments Associates Limited Partnership
Prospect Associates
Pynchon Partners I Limited Partnership
Pynchon Partners II Limited Partnership
Ranger Apartments, Ltd.
Ridgewood Towers Associates
Riverpoint Associates a.k.a. Echo Valley Associates
Round Barn Manor Associates
Sandwich Apartments Associates II Limited Partnership
Senior Chateau, Ltd.
Sheraton Towers Limited Partnership
South Bay Villa LP
South Mill Associates
South Park Apartments Limited Partnership
Sterling Village Limited Partnership
Sunland Terrace Limited, a California Limited Partnership
Tujunga Gardens Limited Partnership
The Twentynine Palms Limited Partnership
Van Nuys Associates Limited Partnership
Victory Square Apartments Limited Partnership
Villa Del Sol Associates Limited Partnership
Village Grove, Ltd.
The Village of Kaufman, Ltd.
Vista Park Chino Limited Partnership
Wasco Arms
Westwood Terrace Second Limited Partnership
White Cliff Apartments Limited Partnership
Wilderness Trail, Ltd.
Wilkes Towers Limited Partnership
Willow Wood Limited Partnership
Young Israel-Canoga Park, a California limited partnership





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